Quarterly Report | February 29, 2016

2016 1st Quarter Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2016 1st Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders	2	TPZ: Fund Focus	16
TYG: Fund Focus	4	Financial Statements	19
NTG: Fund Focus	7	Notes to Financial Statements	48
TTP: Fund Focus	10	Additional Information	61
NDP: Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, $0.1375 each month for the first quarter and $0.125 each month beginning in March 2016 to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,367.3
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,348.1
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$235.4
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$254.5
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$185.2

1 As of 3/31/2016 [2] As of 2/29/2016

Tortoise Capital Advisors	1

Tortoise Capital Advisors
First quarter 2016 report to closed-end fund stockholders

Dear fellow stockholders,

The energy sector continued to experience volatility during the first fiscal quarter ending Feb. 29, 2016 with the S&P Energy Select Sector® Index returning -15.9%. North American production continued to decline, and outpaced demand, driving crude oil prices to their lowest level since 2003. This downward price trajectory restrained energy stocks and weighed on market sentiment, though had less effect on fixed income securities.

Despite these challenges, there was some positive momentum across the energy value chain during the fiscal quarter. Refined product demand remained strong. Also, a production freeze proposed by the Organization of the Petroleum Exporting Countries (OPEC) gave the market optimism that there could be more stabilization in the global oil markets. Though the midstream segment continued to face technical pressure, we believe the fundamentals remained intact, with many companies maintaining strong balance sheets, solid cash flows and distribution payouts. We believe that 2016 will be a milestone year for U.S. energy, with the U.S. becoming a supplier of low-cost energy to the rest of the world in the form of exports.

Upstream

Challenges persisted for upstream oil and gas producers, as reflected by the -24.5% return posted by the Tortoise North American Oil and Gas Producers IndexSM for the fiscal quarter. The U.S. oil rig count continued to decline during the fiscal quarter, contributing to slowing crude oil production, with estimates showing February production at 80,000 barrels per day below the January level.1 U.S. production is estimated to average 8.7 million barrels per day (MMbbl/d) in 2016 (down from an estimated average of 9.4 MMbbl/d in 2015) and 8.2 MMbbl/d in 2017.1 Given this backdrop, some companies have been able to navigate the volatile market better than others. Successful management teams are aggressively reducing capital expenditures for the second consecutive year, with 2016 budgets down an average of 3.4% from 2015.2

Oil prices were volatile during the fiscal quarter, with West Texas Intermediate (WTI) opening at $41.65 per barrel, peaking that same day at $41.85 before dropping to a low of $26.21 on Feb. 11. The last few weeks of the fiscal quarter saw some price stabilization, with oil closing the fiscal quarter at $33.75 per barrel, a trend that continued into the second fiscal quarter. We caution that prices likely will remain constrained, due to high inventory, until the supply/ demand equation comes into greater balance.

A relatively warm winter caused a decline in natural gas demand for heating and drove natural gas prices lower. Prices opened the fiscal quarter at $2.09 per million British thermal units (MMBtu), bottomed at $1.53 on Dec. 24, and peaked at $2.53 on Jan. 11. Prices then fell sharply again due to the warm winter weather, closing the fiscal quarter at $1.62 per MMBtu. This demand decrease contributed to the continued high inventory. On Feb. 26, natural gas inventories were 46% higher than they were the same week last year and are expected to close the winter season approximately 54% above last year.1

Natural gas production growth is expected to slow to 0.9% in 2016, from 5.4% in 2015, due to low prices and fewer rigs in operation. However, production growth is expected to increase to 2.1% in 2017 as industrial demand increases and liquefied natural gas (LNG) exports gain traction.1 In 2016, natural gas is expected to provide the largest share of electricity generation, outpacing coal for the first time on an annual average basis.1

Midstream

Conditions continued to be challenging for energy companies and master limited partnerships (MLPs) in particular. MLPs, as represented by the Tortoise MLP Index®, returned -17.6% for the fiscal quarter, as midstream MLPs continued to outpace their upstream counterparts. Broader pipeline companies fared better, as reflected by the -6.2% return for the fiscal quarter of the Tortoise North American Pipeline IndexSM, partially due to the performance of local distribution companies, which tend to behave more like utilities in a volatile market environment. Performance within midstream was mixed, with gathering and processing companies hardest hit due to their greater commodity price sensitivity. Crude oil MLP and pipeline companies, and natural gas MLP and pipeline companies declined during the fiscal quarter as negative sentiment about energy persisted and technical pressures remained problematic, ultimately dislocating market prices from fundamentals. Refined product MLP and other pipeline companies posted positive performance during the fiscal quarter, thanks to continued strong demand for refined products in the low price environment.

Headwinds restraining midstream companies during the fiscal quarter included Kinder Morgan, Inc.’s steep dividend cut in December, which drove concerns that more distribution cuts would follow. It is noteworthy that Tortoise’s midstream MLP strategies’ portfolio companies actually have increased or maintained distributions year-over-year with an average increase of more than 10%, testimony to those strategies’ focus on high-quality, fundamentally sound firms. Speculation about the viability of Energy Transfer Equity’s proposed merger with The Williams Companies, Inc. also weighed on the midstream space. Credit rating downgrades also have proliferated, but have not had a major effect on Tortoise’s strategies.

There have been concerns about counterparty risk relating to the re-pricing of rates charged by pipeline companies in bankruptcy proceedings. We are not broadly concerned about pipeline rate re-pricing fees because the pipeline companies we generally focus on typically charge a market rate, not above market, and therefore are not targets for re-rating by the courts. Additionally, concerns related to the potential that reduced volumes could reduce pipeline companies’ profits and dampen need for pipeline infrastructure buildout still exist. However, we believe that companies that have pipelines in strategic locations will attract quality producers with products to transport. With respect to continued need for pipeline infrastructure buildout, one needs to look no further than the Northeastern U.S., where production from the Marcellus and Utica shales is forecast to increase over the next few years. Our projection for capital investments in MLP, pipeline and related organic projects for 2016-2018 is approximately $120 billion.

(unaudited)
2	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Downstream

Many energy companies in the downstream segment of the energy value chain, including power utilities, have benefitted from the decline in oil prices. Refiners are also among this group, as low input costs have driven healthy demand. Although still attractive, refiner margins have narrowed recently due to lower gasoline prices as inventories have grown. On Feb. 29, the average price for regular gasoline fell to $1.78 per gallon, down $0.69 from the same week last year. Like refiners, petrochemical companies continued to benefit from low input costs, but to a lesser extent due to lower ethylene prices. As a result, we have focused on investments in integrated petrochemicals that upgrade their ethylene to polyethylene because their prices have been more resilient.

As noted earlier, we believe that 2016 will be a milestone year for U.S. energy exports as it stands to become a relevant supplier of low-cost energy to the rest of the world. For the first time in 40 years, U.S. crude oil has been exported. The first LNG shipment also was exported earlier this year. And while the U.S. previously has exported some NGLs, ethane, which is widely used in manufacturing and is enjoying rising global and domestic demand, was shipped in March.

Capital markets

Exploration and production companies raised almost $10 billion in total capital during the fiscal quarter, mostly in equities. MLP and pipeline companies raised approximately $6 billion during the fiscal quarter, with approximately $4 billion in equity and $2 billion in debt. Some bonds are trading at deep discounts while others are defaulting, driving market participants to favor investment-grade energy companies. Capital is available, but at a steeper price. Because capital markets have continued to be less accommodative for midstream companies during this period of market volatility, some midstream MLPs are seeking alternate forms of funding such as preferred private placements.

There were no IPOs in the energy sector during the fiscal quarter. Merger and acquisition activity among MLP and pipeline companies was light, with announced transactions totaling under $6 billion for the fiscal quarter. The largest of these was EnLink’s acquisition of subsidiaries of Tall Oak Midstream, LLC in a deal valued at approximately $1.6 billion.

Concluding thoughts

Though the first fiscal quarter saw continued headwinds, the second fiscal quarter began with a tailwind in the form of higher crude oil prices. In our view, midstream MLP and pipeline company fundamentals remain solid and technical pressures are beginning to ease. We anticipate the supply/demand equation will continue to improve in 2016 and that in 2017, the U.S. could become the swing producer to provide the supply needed to meet increasing global demand. We are optimistic that such a scenario will create many opportunities across the energy value chain.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, March 2016
2 Tortoise Capital Advisors and industry estimates

(unaudited)
Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 29, 2016 were -6.4% and -14.8%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -17.6% for the same period. The fund’s performance reflects the ongoing challenges facing the energy sector, as global markets remained oversupplied and oil prices remained low during the period. Concern about counterparty risk and tighter capital markets also restrained midstream MLPs.

1st fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 2/29/2016)	10.8%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	2.3%
Cumulative distribution to stockholders
since inception in February 2004	$25.8775
Market-based total return	(6.4)%
NAV-based total return	(14.8)%
Premium (discount) to NAV (as of 2/29/2016)	(0.3)%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five performers	Company type	Performance driver
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
Targa Resources Corp.	Midstream gathering and processing company	Bounce back after weak 2015 performance; completed rollup transaction and preferred issuance solved capital market needs
EQT Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Columbia Pipeline Partners LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout

Bottom five performers	Company type	Performance driver
MPLX LP	Midstream gathering and processing MLP	Reduced growth rate
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about access to capital and parent leverage
Williams Partners L.P.	Midstream gathering and processing MLP	Concern around Chesapeake counterparty risk
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concern regarding higher leverage resulting from pending acquisition of The Williams Companies, Inc. and management change
Enbridge Energy Partners, L.P.	Midstream crude oil pipeline MLP	Concerns about access to capital

(unaudited)
4	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 8.2% as compared to 4th quarter 2015 due primarily to net sales of investments and the impact of portfolio merger activity during the quarter, partially offset by increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, decreased 19.7% during the quarter due to lower asset-based fees. Overall leverage costs decreased 5.9% during the quarter due to the reduction of leverage outstanding.

As a result of the changes in income and expenses, DCF decreased approximately 5.8% as compared to 4th quarter 2015. The fund paid a quarterly distribution of $0.655 per share, which was unchanged over the prior quarter and an increase of 2.3% over the 1st quarter 2015 distribution. The fund has paid cumulative distributions to stockholders of $25.8775 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2016 (in thousands):

1st Qtr 2016
Net Investment Loss, before Income Taxes	$(10,666)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	40,386
Amortization of debt issuance costs	2,515
Interest rate swap expenses	(222)
Premium on redemption of senior notes	900
Premium on redemption of MRP stock	800
DCF	$33,713

Leverage

The fund’s leverage utilization declined by $216.3 million during 1st quarter 2016 and represented 31.2% of total assets at Feb. 29, 2016, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. During the quarter, the fund used proceeds from the sale of investments to reduce the amounts borrowed under its credit facilities as well as to redeem term debt and preferred stock. At quarter-end, including the impact of interest rate swaps, approximately 86% of the leverage cost was fixed, the weighted-average maturity was 5.6 years and the weighted-average annual rate on our leverage was 3.58%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 1st quarter 2016, the fund’s deferred tax liability decreased by $126 million to $320 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $66 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015				2016
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$52,050	$51,585	$52,919	$51,564	$47,200
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	9,350	9,545	8,661	7,081	5,321
Other operating expenses	493	511	500	512	466
	9,843	10,056	9,161	7,593	5,787
Distributable cash flow before leverage costs and current taxes	42,207	41,529	43,758	43,971	41,413
Leverage costs(2)	9,041	8,778	8,394	8,193	7,700
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$33,166	$32,751	$35,364	$35,778	$33,713
As a percent of average total assets(5)
Total from investments	4.98%	4.94%	5.59%	6.83%	7.67%
Operating expenses before leverage costs and current taxes	0.94%	0.96%	0.97%	1.01%	0.94%
Distributable cash flow before leverage costs and current taxes	4.04%	3.98%	4.62%	5.82%	6.73%
As a percent of average net assets(5)
Total from investments	9.45%	9.34%	10.90%	13.38%	16.09%
Operating expenses before leverage costs and current taxes	1.79%	1.82%	1.89%	1.97%	1.97%
Leverage costs and current taxes	1.64%	1.59%	1.73%	2.13%	2.62%
Distributable cash flow	6.02%	5.93%	7.28%	9.28%	11.50%

Selected Financial Information
Distributions paid on common stock	$30,731	$30,971	$31,211	$31,450	$31,682
Distributions paid on common stock per share	0.6400	0.6450	0.6500	0.6550	0.6550
Distribution coverage percentage for period(6)	107.9%	105.7%	113.3%	113.8%	106.4%
Net realized gain, net of income taxes, for the period	60,161	63,392	43,938	72,015	41,667
Total assets, end of period	4,204,687	4,102,516	3,445,452	2,793,933	2,213,663
Average total assets during period(7)	4,235,541	4,146,279	3,759,151	3,028,322	2,475,404
Leverage(8)	986,900	1,000,700	1,000,400	906,000	689,700
Leverage as a percent of total assets	23.5%	24.4%	29.0%	32.4%	31.2%
Net unrealized appreciation (depreciation), end of period	665,363	561,565	138,802	(244,207)	(483,386)
Net assets, end of period	2,250,010	2,172,676	1,754,876	1,405,733	1,176,897
Average net assets during period(9)	2,234,865	2,191,147	1,925,521	1,545,634	1,179,868
Net asset value per common share	46.86	45.25	36.55	29.28	24.33
Market value per share	43.79	42.02	35.88	26.57	24.26
Shares outstanding (000’s)	48,017	48,017	48,017	48,017	48,370

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under revolving credit facilities.
(9)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 29, 2016 were -0.9% and -11.4%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -17.6% for the same period. The fund’s performance for the fiscal quarter reflects the ongoing challenges affecting companies across the energy value chain, as global markets remained oversupplied and oil prices remained low during the period. Concern about counterparty risk and tighter capital markets also restrained midstream MLPs.

1st fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 2/29/2016)	10.8%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2010	$9.1225
Market-based total return	(0.9)%
NAV-based total return	(11.4)%
Premium (discount) to NAV (as of 2/29/2016)	(2.9)%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five performers	Company type	Performance driver
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Targa Resources Corp.	Midstream gathering and processing company	Bounce back after weak 2015 performance; completed rollup transaction and preferred issuance solved capital market needs
EQT Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Preferred issuance solved capital market needs

Bottom five performers	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about access to capital and parent leverage
Williams Partners L.P.	Midstream gathering and processing MLP	Concern around Chesapeake counterparty risk
MPLX LP	Midstream gathering and processing MLP	Reduced growth rate
Targa Resources Partners LP	Midstream gathering and processing MLP	Gathering & processing assets have greater exposure to commodity prices
EnLink Midstream Partners, LP	Midstream gathering and processing MLP	Parent leverage and unhedged parent commodity price risk

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 4.1% as compared to 4th quarter 2015 due primarily to net sales of investments and the impact of portfolio merger activity during the quarter, partially offset by increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, decreased 15.8% during the quarter due to lower asset-based fees. Leverage costs declined 0.9% as compared to the 4th quarter 2015 due to the reduction of leverage outstanding.

As a result of the changes in income and expenses, DCF decreased approximately 2.0% as compared to 4th quarter 2015. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 1st quarter 2015. The fund has paid cumulative distributions to stockholders of $9.1225 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2016 (in thousands):

1st Qtr 2016
Net Investment Loss, before Income Taxes	$(6,432)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	25,911
Amortization of debt issuance costs	121
Premium on redemption of senior notes	450
DCF	$20,050

Leverage

The fund’s leverage utilization declined by $69.2 million during 1st quarter 2016 and represented 34.4% of total assets at Feb. 29, 2016, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. During the quarter, the fund used proceeds from the sale of investments to reduce the amounts borrowed under its credit facility, refinanced debt and preferred stock that matured, and redeemed certain tranches of term debt. At quarter-end, approximately 79% of the leverage cost was fixed, the weighted-average maturity was 3.6 years and the weighted-average annual rate on our leverage was 3.59%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 1st quarter 2016, the fund’s deferred tax liability decreased by $57 million to $44 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized losses of $22 million during the quarter. As of Nov. 30, 2015, the fund had net operating losses of $154 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
8	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015				2016
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$29,074	$28,125	$28,405	$28,420	$27,259
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	4,679	4,739	4,280	3,581	2,868
Other operating expenses	356	357	351	341	323
	5,035	5,096	4,631	3,922	3,191
Distributable cash flow before leverage costs and current taxes	24,039	23,029	23,774	24,498	24,068
Leverage costs(2)	4,050	4,078	4,083	4,055	4,018
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,989	$18,951	$19,691	$20,443	$20,050
As a percent of average total assets(5)
Total from investments	5.38%	5.28%	5.88%	7.18%	8.15%
Operating expenses before leverage costs and current taxes	0.93%	0.96%	0.96%	0.99%	0.95%
Distributable cash flow before leverage costs and current taxes	4.45%	4.32%	4.92%	6.19%	7.20%
As a percent of average net assets(5)
Total from investments	8.91%	8.72%	9.88%	11.95%	14.47%
Operating expenses before leverage costs and current taxes	1.54%	1.58%	1.61%	1.65%	1.69%
Leverage costs and current taxes	1.24%	1.26%	1.42%	1.71%	2.13%
Distributable cash flow	6.13%	5.88%	6.85%	8.59%	10.65%

Selected Financial Information
Distributions paid on common stock	$19,858	$19,857	$19,858	$19,857	$19,858
Distributions paid on common stock per share	0.42250	0.42250	0.42250	0.42250	0.42250
Distribution coverage percentage for period(6)	100.7%	95.4%	99.2%	103.0%	101.0%
Net realized gain (loss), net of income taxes, for the period	20,232	25,818	24,577	3,706	(13,779)
Total assets, end of period	2,140,619	2,092,962	1,779,889	1,483,910	1,254,081
Average total assets during period(7)	2,190,648	2,112,176	1,917,824	1,586,800	1,345,702
Leverage(8)	505,900	512,700	512,900	500,800	431,600
Leverage as a percent of total assets	23.6%	24.5%	28.8%	33.7%	34.4%
Net unrealized appreciation (depreciation), end of period	448,351	400,459	189,257	29,106	(52,047)
Net assets, end of period	1,310,199	1,268,819	1,057,341	876,409	757,055
Average net assets during period(9)	1,323,553	1,279,060	1,140,652	953,931	757,446
Net asset value per common share	27.88	27.00	22.50	18.65	16.11
Market value per common share	26.16	24.26	19.85	16.18	15.64
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 29, 2016 were -26.0% and -24.4%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned -6.2% for the same period. The fund’s performance reflects the ongoing challenges facing the broad energy sector, as global markets remained oversupplied and oil prices remained low during the period, affecting companies across the energy value chain. Concern about counterparty risk and tighter capital markets also restrained midstream MLP and pipeline companies.

1st fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 2/29/2016)	13.0%
Quarter-over-quarter distribution decrease	(9.4)%	*
Year-over-year distribution decrease	(9.4)%	*
Cumulative distribution to stockholders
since inception in October 2011	$7.245
Market-based total return	(26.0)%
NAV-based total return	(24.4)%
Premium (discount) to NAV (as of 2/29/2016)	(13.2)%

*	Reflects impact of eliminating the capital gain component of the distribution. The year-over-year change excludes the impact of the special distribution paid on Dec. 31, 2014. See “Distributable cash flow and distributions” on next page for additional information.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In higher-volatility environments, we typically extend the out-of-the-money covered calls and try to generate the same monthly income. The notional amount of the fund’s covered calls averaged approximately 12.0% of total assets, and their out-of-the-money percentage at the time written averaged approximately 11.7% during the fiscal quarter.

Key asset performance drivers

Top five performers	Company type	Performance driver
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	Growing Northeast natural gas production supported infrastructure buildout
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Steady cash flows from fee-based contracts
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects
Enbridge Inc.	Midstream crude oil pipeline company	Steady cash flow profile and midstream growth projects
Cabot Oil & Gas Corporation	Upstream oil and gas producer	Provided 2016 production and capex forecast demonstrating ability to grow production volumes while spending within cash flow

Bottom five performers	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Concern regarding pro forma Energy Transfer Equity, L.P. leverage resulting from pending acquisition by Energy Transfer Equity, L.P.; concern around Chesapeake counterparty risk
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Concerns about access to capital
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend cut to preserve credit rating
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced growth outlook
EnLink Midstream, LLC	Midstream gathering and processing company	Leverage and unhedged commodity price risk

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
10	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 5.4% as compared to 4th quarter 2015, primarily due to net sales of investments during the quarter offset by higher net premiums on options written and increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, decreased by 26.4% during the quarter due to lower asset-based fees. Leverage costs declined 10.5% as compared to the 4th quarter 2015 due to the reduction of leverage outstanding. As a result of the changes in income and expenses, DCF increased slightly as compared to 4th quarter 2015. In addition, the fund had net realized losses on investments of $16.9 million during 1st quarter 2016.

The fund paid a quarterly distribution of $0.4075 per share, which represents the historical baseline distribution supported by DCF. The fund eliminated the capital gain component of the distribution because it does not anticipate the same level of capital gains following recent market declines. The elimination of the capital gain component results in a decrease of $0.0425 per share, or 9.4% from the distribution paid in the prior quarter and in 1st quarter 2015. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $7.245 per share since its inception in Oct. 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2016 (in thousands):

1st Qtr 2016
Net Investment Income	$634
Adjustments to reconcile to DCF:
Net premiums on options written	1,437
Distributions characterized as return of capital	1,490
Dividends paid in stock	406
Amortization of debt issuance costs	51
Premium on redemption of senior notes	100
DCF	$4,118

Leverage

The fund’s leverage utilization declined by $21.9 million during 1st quarter 2016 and represented 30.4% of total assets at Feb. 29, 2016, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. During the quarter, the fund used proceeds from the sale of investments to reduce the amounts borrowed under its credit facility as well as to redeem term debt. At quarter-end, approximately 78% of the leverage cost was fixed, the weighted-average maturity was 3.7 years and the weighted-average annual rate on leverage was 3.26%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015				2016
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,828	$3,862	$3,978	$3,998	$3,529
Dividends paid in stock	314	318	331	337	406
Net premiums on options written	1,396	1,242	1,212	1,346	1,437
Total from investments	5,538	5,422	5,521	5,681	5,372
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,008	1,055	951	786	554
Other operating expenses	169	172	167	151	136
	1,177	1,227	1,118	937	690
Distributable cash flow before leverage costs	4,361	4,195	4,403	4,744	4,682
Leverage costs(2)	620	622	746	630	564
Distributable Cash Flow(3)	$3,741	$3,573	$3,657	$4,114	$4,118
Net realized gain (loss) on investments and foreign currency
translation, for the period	$6,287	$1,729	$3,718	$1,669	$(16,941)
As a percent of average total assets(4)
Total from investments	5.29%	5.11%	5.73%	7.30%	9.07%
Operating expenses before leverage costs	1.12%	1.16%	1.16%	1.20%	1.16%
Distributable cash flow before leverage costs	4.17%	3.95%	4.57%	6.10%	7.91%
As a percent of average net assets(4)
Total from investments	6.85%	6.51%	7.62%	10.15%	14.71%
Operating expenses before leverage costs	1.46%	1.47%	1.54%	1.67%	1.89%
Leverage costs	0.77%	0.75%	1.03%	1.13%	1.54%
Distributable cash flow	4.62%	4.29%	5.05%	7.35%	11.28%

Selected Financial Information
Distributions paid on common stock(5)	$6,010	$4,507	$4,507	$4,508	$4,082
Distributions paid on common stock per share(5)	0.6000	0.4500	0.4500	0.4500	0.4075
Total assets, end of period	419,182	417,589	345,569	286,039	213,999
Average total assets during period(6)	424,669	420,576	382,558	312,142	238,257
Leverage(7)	90,800	89,900	91,500	86,900	65,000
Leverage as a percent of total assets	21.7%	21.5%	26.5%	30.4%	30.4%
Net unrealized appreciation (depreciation), end of period	83,027	82,054	10,975	(41,680)	(75,017)
Net assets, end of period	326,152	322,215	252,182	197,443	144,960
Average net assets during period(8)	327,723	330,279	287,394	224,525	146,835
Net asset value per common share	32.56	32.17	25.18	19.71	14.47
Market value per common share	29.28	27.72	21.55	17.47	12.56
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized.
(5)	Q1 2015 includes a $0.15 per share distribution paid to meet the required distribution amount for 2014, in addition to the regular quarterly distribution of $0.45 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 29, 2016 were -22.9% and -23.9%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -24.5% for the same period. The fund’s performance reflects the challenges affecting upstream oil and gas producers, whose performance typically moves in tandem with commodity prices. Although domestic production has declined in recent months, global markets remained oversupplied, which kept prices low during the period. Natural gas producers outperformed liquids producers, particularly those producers in the Marcellus basin which added the most to performance.

1st fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 2/29/2016)	17.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2012	$6.1250
Market-based total return	(22.9)%
NAV-based total return	(23.9)%
Premium (discount) to NAV (as of 2/29/2016)	(14.0)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 69% of total assets and their out-of-the-money percentage at the time written averaged approximately 16% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five performers	Company type	Performance driver
Targa Resources Corp.	Midstream gathering and processing company	Bounce back after weak 2015 performance; completed rollup transaction and preferred issuance solved capital market needs
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
Cabot Oil & Gas Corporation	Upstream oil and gas producer	Provided 2016 production and capex forecast demonstrating ability to grow production volumes while spending within cash flow
Antero Resources Corporation	Upstream natural gas producer	Announced better than expected production volumes for 2015 as well as higher than expected realized prices due to lower basis differentials
Phillips 66 Partners LP	Midstream refined product pipeline MLP	Visibility to strong growth from dropdown asset suite of sponsor

Bottom five performers	Company type	Performance driver
Devon Energy Corporation	Upstream natural gas producer	Weak commodity prices, wide Canadian oil differentials and limited hedges
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Placed on review for downgrade by Moody’s due to weak commodity prices and limited hedges resulting in higher potential 2016 leverage levels
EOG Resources, Inc.	Upstream liquids producer	Placed on review for downgrade by Moody’s due to weak commodity prices and limited hedges resulting in higher potential 2016 leverage levels
Pioneer Natural Resources Company	Upstream liquids producer	Falling oil prices as well as reduced capital expenditures that resulted in lower production growth guidance
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Concerns about access to capital

(unaudited)
Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments decreased approximately 5.2% as compared to 4th quarter 2015, primarily due to lower net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, decreased 17.7% during the quarter due to lower asset-based fees. Total leverage costs increased approximately 19.9% during the quarter due to higher interest rates. As a result of the changes in income and expenses, DCF decreased by approximately 4.1% as compared to 4th quarter 2015. In addition, the fund had net realized losses on investments of $7.9 million during 1st quarter 2016.

The fund maintained its quarterly distribution of $0.4375 per share during 1st quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund has paid cumulative distributions to stockholders of $6.125 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2016 (in thousands):

1st Qtr 2016
Net Investment Loss	$(246)
Adjustments to reconcile to DCF:
Net premiums on options written	5,531
Distributions characterized as return of capital	1,039
Dividends paid in stock	268
DCF	$6,592

Leverage

The fund’s leverage utilization was unchanged as compared to Nov. 30, 2015. The fund utilizes all floating rate leverage that had an interest rate of 1.24% at Feb. 29, 2016. Leverage represented 27.0% of total assets at quarter-end, above the long-term target level of 15% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
14	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015				2016
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,882	$1,846	$1,832	$1,824	$1,694
Dividends paid in stock	256	259	269	275	268
Net premiums on options written	5,219	5,354	5,112	5,802	5,531
Total from investments	7,357	7,459	7,213	7,901	7,493
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	916	969	842	734	586
Other operating expenses	160	160	154	141	134
	1,076	1,129	996	875	720
Distributable cash flow before leverage costs	6,281	6,330	6,217	7,026	6,773
Leverage costs(2)	141	148	150	151	181
Distributable Cash Flow(3)	$6,140	$6,182	$6,067	$6,875	$6,592
Net realized loss on investments and foreign currency
translation, for the period	$(10,099)	$(4,028)	$(10,630)	$(6,369)	$(7,899)
As a percent of average total assets(4)
Total from investments	7.78%	7.64%	8.41%	10.83%	11.88%
Operating expenses before leverage costs	1.14%	1.16%	1.16%	1.20%	1.14%
Distributable cash flow before leverage costs	6.64%	6.48%	7.25%	9.63%	10.74%
As a percent of average net assets(4)
Total from investments	9.32%	9.10%	10.41%	13.50%	17.11%
Operating expenses before leverage costs	1.36%	1.38%	1.44%	1.50%	1.64%
Leverage costs	0.18%	0.18%	0.22%	0.26%	0.41%
Distributable cash flow	7.78%	7.54%	8.75%	11.74%	15.06%

Selected Financial Information
Distributions paid on common stock	$6,351	$6,351	$6,350	$6,351	$6,351
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	383,729	376,856	307,266	289,330	228,663
Average total assets during period(5)	383,526	387,144	340,194	292,664	253,624
Leverage(6)	61,200	61,400	61,900	61,800	61,800
Leverage as a percent of total assets	15.9%	16.3%	20.1%	21.4%	27.0%
Net unrealized depreciation, end of period	(8,127)	(1,556)	(61,343)	(66,495)	(117,834)
Net assets, end of period	321,029	313,685	241,721	225,410	164,735
Average net assets during period(7)	319,994	325,287	274,832	234,669	176,104
Net asset value per common share	22.12	21.61	16.65	15.53	11.35
Market value per common share	21.25	19.47	14.64	13.18	9.76
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ invests primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 29, 2016 were -16.0% and -16.2%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -6.9% for the same period. The fund’s performance reflects the ongoing challenges facing the energy sector, as global markets remained oversupplied and oil prices remained low during the period. Tighter capital markets also restrained power and energy infrastructure companies, an area of focus for the fund, as they have found it more difficult to secure equity to finance growth projects. Fixed income securities outperformed energy equities during the fiscal quarter, as represented by the Barclays U.S. Aggregate Bond Index’s 1.8% return for the quarter. The fund’s strategic holdings in fixed income securities helped mitigate the negative performance of some of its equity holdings.

1st fiscal quarter highlights
Monthly distributions paid per share	$0.1375
Distribution rate (as of 2/29/2016)	10.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	10.0%	**
Cumulative distribution to stockholders
since inception in July 2009	$11.1500
Market-based total return	(16.0)%
NAV-based total return	(16.2)%
Premium (discount) to NAV (as of 2/29/2016)	(12.5)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.
**	The year-over-year distribution increase excludes the special distribution paid on December 31, 2014.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five performers	Company type	Performance driver
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	Growing Northeast natural gas production supported infrastructure buildout
Kinder Morgan, Inc. (preferred)	Midstream natural gas/natural gas liquids pipeline company	Low volatility due to seniority of coupon payment
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Strong refined product demand resulted in higher volumes
Integrys Energy Group, Inc. (fixed income)	Downstream power/utility company	Stability of underlying business and a fixed income holding
CMS Energy Corp. (fixed income)	Downstream power/utility company	Stability of underlying business and a fixed income holding

Bottom five performers	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Concern regarding pro forma Energy Transfer Equity, L.P. leverage resulting from pending acquisition by Energy Transfer Equity, L.P.; concern around Chesapeake counterparty risk
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Concerns about access to capital
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about access to capital and parent leverage
Kinder Morgan, Inc. (common)	Midstream natural gas/natural gas liquids pipeline company	Dividend cut to preserve credit rating
Midcontinent Express Pipeline LLC (fixed income)	Midstream natural gas/natural gas liquids pipeline company	Concern around Chesapeake recontracting risk

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

16	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased 0.6% as compared to 4th quarter 2015 due primarily to the impact of reallocating a portion of the portfolio from bonds to equities during the quarter. Operating expenses, consisting primarily of fund advisory fees, decreased 19.3% during the quarter due to lower asset-based fees. Total leverage costs increased approximately 6.5% during the quarter due to higher interest rates. As a result of the changes in income and expenses, DCF increased approximately 5.2% as compared to 4th quarter 2015. In addition, the fund had net realized losses on investments of $4.8 million during 1st quarter 2016.

The fund paid monthly distributions of $0.1375 per share during 1st quarter 2016, equal to the monthly distributions paid in the prior quarter and an increase of 10.0% over the monthly distributions paid in 1st quarter 2015. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 2nd quarter 2016 which represents the historical distributions supported by DCF. The elimination of the capital gain component of $0.0125 per share will result in a decrease of 9.1% from the distributions paid in 1st quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $11.15 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2016 (in thousands):

1st Qtr 2016
Net Investment Income	$1,571
Adjustments to reconcile to DCF:
Dividends paid in stock	241
Distributions characterized as return of capital	956
Interest rate swap expenses	(81)
Change in amortization methodology	29
DCF	$2,716

Leverage

The fund’s leverage utilization was relatively unchanged as compared to Nov. 30, 2015 and represented 29.0% of total assets at Feb. 29, 2016, above the long-term target level of 20% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 47% of the leverage cost was fixed, the weighted-average maturity was 1.6 years and the weighted-average annual rate on leverage was 1.80%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2015				2016
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on corporate bonds	$1,987	$1,966	$1,900	$1,793	$1,672
Distributions and dividends from investments,
net of foreign taxes withheld	1,121	1,156	1,138	1,431	1,568
Dividends paid in stock	279	223	232	236	241
Total from investments	3,387	3,345	3,270	3,460	3,481
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	571	604	566	497	409
Other operating expenses	140	141	138	165	125
	711	745	704	662	534
Distributable cash flow before leverage costs	2,676	2,600	2,566	2,798	2,947
Leverage costs(2)	205	217	219	217	231
Distributable Cash Flow(3)	$2,471	$2,383	$2,347	$2,581	$2,716
Net realized gain (loss) on investments and foreign currency
translation, for the period	$6,890	$4,470	$(1,634)	$(3,954)	$(4,797)
As a percent of average total assets(4)
Total from investments	5.42%	5.23%	5.43%	6.62%	7.70%
Operating expenses before leverage costs	1.14%	1.16%	1.17%	1.27%	1.18%
Distributable cash flow before leverage costs	4.28%	4.07%	4.26%	5.35%	6.52%
As a percent of average net assets(4)
Total from investments	6.78%	6.54%	6.95%	8.72%	11.32%
Operating expenses before leverage costs	1.42%	1.46%	1.50%	1.67%	1.74%
Leverage costs	0.41%	0.42%	0.47%	0.55%	0.75%
Distributable cash flow	4.95%	4.66%	4.98%	6.50%	8.83%

Selected Financial Information
Distributions paid on common stock(5)	$11,296	$2,867	$2,867	$2,868	$2,867
Distributions paid on common stock per share(5)	1.6250	0.4125	0.4125	0.4125	0.4125
Total assets, end of period	253,071	254,507	226,510	198,282	171,284
Average total assets during period(6)	253,464	253,728	239,062	209,734	181,912
Leverage(7)	49,600	50,400	54,500	49,900	49,600
Leverage as a percent of total assets	19.6%	19.8%	24.1%	25.2%	29.0%
Net unrealized appreciation (depreciation), end of period	63,150	60,294	31,449	13,478	(7,382)
Net assets, end of period	202,647	203,208	171,137	147,563	120,519
Average net assets during period(8)	202,470	202,765	186,685	159,097	123,733
Net asset value per common share	29.15	29.23	24.62	21.23	17.34
Market value per common share	26.40	26.80	21.37	18.53	15.17
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Q1 2015 includes a $1.25 per share distribution paid to meet the required distribution amount for 2014, in addition to regular monthly distributions that totaled $0.375 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

TYG Schedule of Investments (unaudited)
February 29, 2016

	Shares	Fair Value
Master Limited Partnerships — 180.4%(1)
Crude Oil Pipelines — 48.0%(1)
United States — 48.0%(1)
Enbridge Energy Partners, L.P.	2,239,495	$37,130,827
Genesis Energy L.P.	1,413,966	36,211,669
NuStar Energy L.P.	1,183	41,441
Plains All American Pipeline, L.P.	8,276,984	177,292,997
Shell Midstream Partners, L.P.	1,597,369	56,786,468
Sunoco Logistics Partners L.P.	6,880,914	169,545,721
Tesoro Logistics LP	2,093,642	87,346,744
		564,355,867
Natural Gas/Natural Gas Liquids Pipelines — 63.7%(1)
United States — 63.7%(1)
Columbia Pipeline Partners LP	1,938,839	34,298,062
Dominion Midstream Partners, LP	896,190	27,226,252
Energy Transfer Partners, L.P.	4,331,956	115,533,267
Enterprise Products Partners L.P.	6,790,897	158,703,263
EQT Midstream Partners, LP	1,670,707	119,672,742
ONEOK Partners, L.P.	4,976,044	146,245,933
Spectra Energy Partners, LP	3,196,758	148,041,863
		749,721,382
Natural Gas Gathering/Processing — 27.7%(1)
United States — 27.7%(1)
Antero Midstream Partners LP	2,446,279	54,356,319
DCP Midstream Partners, LP	1,348,960	26,183,314
EnLink Midstream Partners, LP	3,368,931	30,926,787
MPLX LP	3,367,864	87,362,392
Rice Midstream Partners LP	820,024	10,865,318
Western Gas Partners, LP	2,976,185	116,696,214
		326,390,344
Refined Product Pipelines — 41.0%(1)
United States — 41.0%(1)
Buckeye Partners, L.P.	2,687,878	172,991,828
Holly Energy Partners, L.P.	115,549	3,394,830
Magellan Midstream Partners, L.P.(2)	3,184,415	215,202,766
Phillips 66 Partners LP	826,605	49,819,483
Valero Energy Partners LP	888,135	41,369,328
		482,778,235
Total Master Limited Partnerships
(Cost $2,031,066,049)		2,123,245,828

Common Stock — 5.8%(1)
Crude Oil Pipelines — 1.1%(1)
United States — 1.1%(1)
Plains GP Holdings, L.P.	1,712,676	13,016,338
Natural Gas Gathering/Processing — 4.7%(1)
United States — 4.7%(1)
Targa Resources Corp.	2,042,105	54,891,782
Total Common Stock
(Cost $50,143,603)		67,908,120

Preferred Stock — 1.0%(1)
Oil and Gas Production — 1.0%(1)
United States — 1.0%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $18,646,772)	392,800	11,756,504

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.35%(3) (Cost $138,001)	138,001	138,001
Total Investments — 187.2%(1)
(Cost $2,099,994,425)		2,203,048,453
Interest Rate Swap Contracts — (0.1)%(1)
$20,000,000 notional — unrealized depreciation(4)		(823,153)
Other Assets and Liabilities — (1.3)%(1)		(15,700,371)
Deferred Tax Liability — (27.2)%(1)		(319,928,229)
Credit Facility Borrowings — (5.9)%(1)		(69,700,000)
Senior Notes — (38.7)%(1)		(455,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.0)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,176,896,700

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $823,153.
(3)	Rate indicated is the current yield as of February 29, 2016.
(4)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
February 29, 2016

	Shares	Fair Value
Master Limited Partnerships — 156.8%(1)
Crude Oil Pipelines — 30.8%(1)
United States — 30.8%(1)
Enbridge Energy Partners, L.P.	1,411,648	$23,405,124
Genesis Energy L.P.	472,589	12,103,005
Plains All American Pipeline, L.P.	3,369,186	72,167,964
Shell Midstream Partners, L.P.	840,435	29,877,464
Sunoco Logistics Partners L.P.	2,671,434	65,824,134
Tesoro Logistics LP	703,951	29,368,836
		232,746,527
Natural Gas/Natural Gas Liquids Pipelines — 73.0%(1)
United States — 73.0%(1)
Columbia Pipeline Partners LP	1,346,148	23,813,358
Dominion Midstream Partners, LP	548,376	16,659,663
Energy Transfer Partners, L.P.	3,818,789	101,847,103
Enterprise Products Partners L.P.	4,835,006	112,994,090
EQT Midstream Partners, LP	1,180,550	84,562,796
ONEOK Partners, L.P.	3,239,666	95,213,784
Spectra Energy Partners, LP	2,534,199	117,358,756
		552,449,550
Natural Gas Gathering/Processing — 28.7%(1)
United States — 28.7%(1)
Antero Midstream Partners LP	1,284,380	28,538,924
DCP Midstream Partners, LP	1,872,056	36,336,607
EnLink Midstream Partners, LP	3,067,916	28,163,469
MPLX LP	1,864,986	48,377,737
Rice Midstream Partners LP	513,608	6,805,306
Western Gas Partners, LP	1,763,769	69,157,382
		217,379,425
Refined Product Pipelines — 24.3%(1)
United States — 24.3%(1)
Buckeye Partners, L.P.	1,166,926	75,103,357
Holly Energy Partners, L.P.	107,115	3,147,038
Magellan Midstream Partners, L.P.	993,508	67,141,271
Phillips 66 Partners LP	353,692	21,317,017
Valero Energy Partners LP	372,887	17,369,076
		184,077,759
Total Master Limited Partnerships
(Cost $1,279,732,590)		1,186,653,261

Common Stock — 5.6%(1)
Crude Oil Pipelines — 2.1%(1)
United States — 2.1%(1)
Plains GP Holdings, L.P.	2,085,520	15,849,952
Natural Gas Gathering/Processing — 3.5%(1)
United States — 3.5%(1)
Targa Resources Corp.	994,796	26,740,116
Total Common Stock
(Cost $30,382,457)		42,590,068

Preferred Stock — 0.8%(1)
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $9,470,367)	199,500	5,971,035

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.35%(2) (Cost $104,590)	104,590	104,590
Total Investments — 163.2%(1)
(Cost $1,319,690,004)		1,235,318,954
Other Assets and Liabilities — (0.4)%(1)		(3,003,314)
Deferred Tax Liability — (5.8)%(1)		(43,661,119)
Credit Facility Borrowings — (5.0)%(1)		(37,600,000)
Senior Notes — (37.5)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.5)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$757,054,521

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Rate indicated is the current yield as of February 29, 2016.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

TTP Schedule of Investments (unaudited)
February 29, 2016

	Shares	Fair Value
Common Stock — 100.6%(1)
Crude Oil Pipelines — 23.7%(1)
Canada — 14.7%(1)
Enbridge Inc.	365,266	$12,901,195
Inter Pipeline Ltd.	415,182	7,616,273
Pembina Pipeline Corporation	30,265	754,500
United States — 9.0%(1)
Plains GP Holdings, L.P.	1,579,121	12,001,320
SemGroup Corporation	53,694	1,020,186
		34,293,474
Natural Gas Gathering/Processing — 14.9%(1)
United States — 14.9%(1)
EnLink Midstream, LLC	366,747	3,069,672
Targa Resources Corp.	339,285	9,119,981
The Williams Companies, Inc.	587,367	9,391,998
		21,581,651
Natural Gas/Natural Gas Liquids Pipelines — 43.1%(1)
Canada — 10.9%(1)
Keyera Corp.	36,599	1,014,655
TransCanada Corporation	403,735	14,817,075
United States — 32.2%(1)
Columbia Pipeline Group, Inc.	439,083	7,969,356
ONEOK, Inc.	677,824	16,267,776
Spectra Energy Corp	768,951	22,453,369
		62,522,231
Oil and Gas Production — 16.8%(1)
United States — 16.8%(1)
Anadarko Petroleum Corporation(2)	40,600	1,540,770
Antero Resources Corporation(2)(3)	24,100	550,685
Cabot Oil & Gas Corporation(2)	115,900	2,333,067
California Resources Corporation(3)	2,556	1,437
Carrizo Oil & Gas, Inc.(2)(3)	14,600	313,900
Cimarex Energy Co.(2)	18,300	1,537,749
Concho Resources Inc.(2)(3)	25,000	2,256,000
Continental Resources, Inc.(2)(3)	39,100	906,338
Diamondback Energy, Inc.(2)(3)	10,400	741,000
EOG Resources, Inc.(2)	53,700	3,476,538
EQT Corporation(2)	8,500	473,790
Gulfport Energy Corporation(2)(3)	17,800	427,200
Hess Corporation(2)	11,500	501,400
Laredo Petroleum, Inc.(2)(3)	55,500	283,605
Memorial Resource Development Corp.(2)(3)	16,080	155,494
Newfield Exploration Company(2)(3)	40,000	1,089,200
Noble Energy, Inc.(2)	43,200	1,274,400
Occidental Petroleum Corporation(2)	27,200	1,871,904
PDC Energy, Inc.(2)(3)	2,600	130,286
Pioneer Natural Resources Company(2)	25,200	3,037,356
Range Resources Corporation(2)	40,500	961,065
RSP Permian, Inc.(2)(3)	23,100	552,321
		24,415,505
Refined Product Pipelines — 2.1%(1)
United States — 2.1%(1)
VTTI Energy Partners LP	166,764	3,041,775
Total Common Stock
(Cost $207,025,271)		145,854,636

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
February 29, 2016

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 43.8%(1)
Crude Oil Pipelines — 16.2%(1)
United States — 16.2%(1)
Enbridge Energy Management, L.L.C.(4)	722,003	$12,050,238
Genesis Energy L.P.	18,700	478,907
Plains All American Pipeline, L.P.	194,400	4,164,048
Shell Midstream Partners, L.P.	55,452	1,971,319
Sunoco Logistics Partners L.P.	161,024	3,967,631
Tesoro Logistics LP	20,624	860,433
		23,492,576
Natural Gas/Natural Gas Liquids Pipelines — 12.2%(1)
United States — 12.2%(1)
Columbia Pipeline Partners LP	38,484	680,782
Energy Transfer Partners, L.P.	308,652	8,231,749
Enterprise Products Partners L.P.	201,431	4,707,443
EQT Midstream Partners, LP	28,046	2,008,935
ONEOK Partners, L.P.	68,184	2,003,928
		17,632,837
Natural Gas Gathering/Processing — 7.1%(1)
United States — 7.1%(1)
Antero Midstream Partners LP	35,220	782,588
DCP Midstream Partners, LP	58,115	1,128,012
EnLink Midstream Partners, LP	55,955	513,667
MPLX LP	226,277	5,869,625
Rice Midstream Partners LP	42,736	566,252
Western Gas Equity Partners, LP	363	10,709
Western Gas Partners, LP	36,076	1,414,540
		10,285,393
Refined Product Pipelines — 8.3%(1)
United States — 8.3%(1)
Buckeye Partners, L.P.	83,029	5,343,746
Magellan Midstream Partners, L.P.	44,609	3,014,676
Phillips 66 Partners LP	36,049	2,172,673
Valero Energy Partners LP	31,129	1,449,989
		11,981,084
Total Master Limited Partnerships
and Related Companies (Cost $76,589,642)		63,391,890

Preferred Stock — 0.8%(1)
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $1,875,096)	39,500	1,182,235

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.35%(5) (Cost $158,424)	158,424	158,424
Total Investments — 145.3%(1)
(Cost $285,648,433)		210,587,185
Credit Facility Borrowings — (10.3)%(1)		(15,000,000)
Senior Notes — (23.5)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (11.0)%(1)		(16,000,000)
Total Value of Options Written
(Premiums received $435,644) — (0.3)%(1)		(395,677)
Other Assets and Liabilities — (0.2)%(1)		(231,442)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$144,960,066

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of February 29, 2016.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

TTP Schedule of Options Written (unaudited)
February 29, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2016	$40.00	406	$(66,990)
Antero Resources Corporation	March 2016	26.50	241	(7,383)
Cabot Oil & Gas Corporation	March 2016	23.00	1,159	(28,975)
Carrizo Oil & Gas, Inc.	March 2016	25.00	146	(8,760)
Cimarex Energy Co.	March 2016	95.00	183	(20,130)
Concho Resources Inc.	March 2016	105.00	250	(8,750)
Continental Resources, Inc.	March 2016	23.00	391	(72,335)
Diamondback Energy, Inc.	March 2016	80.00	104	(5,200)
EOG Resources, Inc.	March 2016	77.50	537	(9,129)
EQT Corporation	March 2016	65.00	85	(3,400)
Gulfport Energy Corporation	March 2016	30.00	178	(2,670)
Hess Corporation	March 2016	47.50	115	(4,600)
Laredo Petroleum, Inc.	March 2016	6.00	555	(13,875)
Memorial Resources Development Corp.	March 2016	12.50	160	(1,600)
Newfield Exploration Company	March 2016	29.00	400	(30,000)
Noble Energy, Inc.	March 2016	32.50	432	(15,120)
Occidental Petroleum Corporation	March 2016	75.00	272	(6,800)
PDC Energy, Inc.	March 2016	55.00	26	(2,795)
Pioneer Natural Resources Company	March 2016	135.00	252	(20,160)
Range Resources Corporation	March 2016	29.00	405	(8,100)
RSP Permian, Inc.	March 2016	22.50	231	(58,905)

Total Value of Call Options Written
(Premiums received $435,644)				$(395,677)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited)
February 29, 2016

	Shares	Fair Value
Common Stock — 106.2%(1)
Natural Gas Gathering/Processing — 1.1%(1)
United States — 1.1%(1)
Targa Resources Corp.	70,315	$1,890,067
Oil and Gas Production — 105.1%(1)
Canada — 8.9%(1)
ARC Resources LTD.	334,600	4,439,076
Cenovus Energy Inc.	153,200	1,749,544
Suncor Energy Inc.(2)(3)	347,800	8,514,144
The Netherlands — 3.2%(1)
Royal Dutch Shell plc (ADR)	114,500	5,207,460
United Kingdom — 1.7%(1)
BP p.l.c. (ADR)	96,400	2,804,276
United States — 91.3%(1)
Anadarko Petroleum Corporation(2)(3)	325,300	12,345,135
Antero Resources Corporation(2)(3)(4)	146,610	3,350,039
Cabot Oil & Gas Corporation(2)(3)	205,100	4,128,663
California Resources Corporation(4)	16,995	9,553
Carrizo Oil & Gas, Inc.(2)(3)(4)	188,500	4,052,750
Cimarex Energy Co.(2)(3)	80,673	6,778,952
Concho Resources Inc.(2)(3)(4)	101,943	9,199,336
Continental Resources, Inc.(2)(3)(4)	53,300	1,235,494
Devon Energy Corporation(2)(3)	291,734	5,741,325
Diamondback Energy, Inc.(2)(3)(4)	61,800	4,403,250
EOG Resources, Inc.(2)(3)	363,300	23,520,042
EQT Corporation(2)	282,685	15,756,862
Hess Corporation(2)(3)	31,993	1,394,895
Laredo Petroleum, Inc.(2)(3)(4)	175,940	899,054
Newfield Exploration Company(2)(3)(4)	246,788	6,720,037
Noble Energy, Inc.(2)(3)	292,456	8,627,452
Occidental Petroleum Corporation(2)(3)	180,800	12,442,656
PDC Energy, Inc.(3)(4)	7,356	368,609
Pioneer Natural Resources Company(2)(3)	181,315	21,853,897
Range Resources Corporation(2)(3)	197,400	4,684,302
RSP Permian, Inc.(2)(3)(4)	102,056	2,440,159
Whiting Petroleum Corporation(2)(3)(4)	113,627	455,644
		173,122,606
Total Common Stock
(Cost $282,548,678)		175,012,673

Master Limited Partnerships
and Related Companies — 31.6%(1)
Crude Oil Pipelines — 10.6%(1)
United States — 10.6%(1)
Enbridge Energy Management, L.L.C.(5)	476,236	7,948,371
Plains All American Pipeline, L.P.	204,532	4,381,076
Rose Rock Midstream, L.P.	32,489	324,565
Shell Midstream Partners, L.P.	51,895	1,844,867
Tesoro Logistics LP	70,281	2,932,123
		17,431,002
Natural Gas/Natural Gas Liquids Pipelines — 7.3%(1)
United States — 7.3%(1)
Columbia Pipeline Partners LP	35,719	631,869
Energy Transfer Partners, L.P.	152,945	4,079,043
Enterprise Products Partners L.P.	229,988	5,374,820
EQT GP Holdings, LP	8,439	201,439
EQT Midstream Partners, LP	24,303	1,740,824
		12,027,995
Natural Gas Gathering/Processing — 5.3%(1)
United States — 5.3%(1)
Antero Midstream Partners LP	75,672	1,681,432
DCP Midstream Partners, LP	155,345	3,015,247
EnLink Midstream Partners, LP	86,700	795,906
MPLX LP	99,026	2,568,734
Rice Midstream Partners LP	40,357	534,730
Western Gas Partners, LP	6,100	239,181
		8,835,230
Refined Product Pipelines — 8.4%(1)
United States — 8.4%(1)
Buckeye Partners, L.P.	49,673	3,196,954
Magellan Midstream Partners, L.P.	92,000	6,217,360
Phillips 66 Partners LP	53,277	3,211,005
Valero Energy Partners LP	26,106	1,216,018
		13,841,337
Total Master Limited Partnerships
and Related Companies (Cost $62,269,098)		52,135,564

Preferred Stock — 0.7%(1)
Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $1,751,787)	36,900	1,104,417

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.35%(6) (Cost $95,895)	95,895	95,895
Total Investments — 138.6%(1)
(Cost $346,665,458)		228,348,549
Total Value of Options Written
(Premiums received $2,031,596) — (0.9)%(1)		(1,548,698)
Credit Facility Borrowings — (37.5)%(1)		(61,800,000)
Other Assets and Liabilities — (0.2)%(1)		(264,894)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$164,734,957

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Rate indicated is the current yield as of February 29, 2016.

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

NDP Schedule of Options Written (unaudited)
February 29, 2016

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2016	$42.50	3,253	$(289,517)
Antero Resources Corporation	March 2016	27.50	1,466	(30,436)
Cabot Oil & Gas Corporation	March 2016	24.00	2,051	(25,638)
Carrizo Oil & Gas, Inc.	March 2016	30.00	1,885	(49,010)
Cimarex Energy Co.	March 2016	95.00	806	(88,660)
Concho Resources Inc.	March 2016	105.00	1,019	(35,665)
Continental Resources, Inc.	March 2016	25.00	533	(62,894)
Devon Energy Corporation	March 2016	25.00	2,917	(26,253)
Diamondback Energy, Inc.	March 2016	80.00	618	(30,900)
EOG Resources, Inc.	March 2016	80.00	3,633	(25,431)
Hess Corporation	March 2016	47.50	319	(12,760)
Laredo Petroleum, Inc.	March 2016	6.00	1,759	(43,975)
Newfield Exploration Company	March 2016	29.00	2,467	(185,025)
Noble Energy, Inc.	March 2016	32.50	2,924	(102,340)
Occidental Petroleum Corporation	March 2016	75.00	1,808	(45,200)
PDC Energy, Inc.	March 2016	55.00	73	(7,847)
Pioneer Natural Resources Company	March 2016	140.00	1,813	(77,053)
Range Resources Corporation	March 2016	30.00	1,974	(29,610)
RSP Permian, Inc.	March 2016	22.50	1,020	(260,100)
Suncor Energy Inc.	March 2016	25.00	3,478	(111,296)
Whiting Petroleum Corporation	March 2016	6.00	1,136	(9,088)

Total Value of Call Options Written
(Premiums received $2,031,596)				$(1,548,698)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

TPZ Schedule of Investments (unaudited)
February 29, 2016

Principal
Amount		Fair Value
Corporate Bonds — 79.3%(1)
Crude Oil Pipelines — 6.6%(1)
Canada — 3.2%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$3,825,000
United States — 3.4%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	4,128,375
		7,953,375
Local Distribution Companies — 8.5%(1)
United States — 8.5%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,328,052
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	5,975,804
		10,303,856
Natural Gas/Natural Gas Liquids Pipelines — 26.9%(1)
Canada — 4.8%(1)
TransCanada Corporation,
5.625%, 05/20/2075(3)	7,000,000	5,756,100
United States — 22.1%(1)
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020(2)(3)	2,000,000	1,872,598
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,556,542
Kinder Morgan, Inc.,
6.500%, 09/15/2020(3)	4,000,000	4,040,684
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)(3)	6,000,000	4,245,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	3,341,250
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	1,730,000
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	3,740,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,606,301
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	2,550,000
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,005,014
		32,443,489
Natural Gas Gathering/Processing — 5.2%(1)
United States — 5.2%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	3,000,000	2,791,497
The Williams Companies, Inc.,
7.875%, 09/01/2021(3)	4,000,000	3,440,000
		6,231,497
Oil and Gas Exploration and Production — 5.9%(1)
United States — 5.9%(1)
Antero Resources Corporation,
6.000%, 12/01/2020	1,000,000	895,000
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	1,550,000
Continental Resources, Inc.
4.500%, 04/15/2023	1,000,000	715,262
Diamondback Energy, Inc.,
7.625%, 10/01/2021	1,000,000	1,010,000
EQT Corporation,
8.125%, 06/01/2019(3)	2,000,000	2,058,780
Range Resources Corporation,
5.000%, 03/15/2023	1,000,000	835,000
		7,064,042
Oilfield Services — 1.8%(1)
United States — 1.8%(1)
Pride International, Inc.,
8.500%, 06/15/2019(3)	3,000,000	2,122,500
Power/Utility — 24.4%(1)
United States — 24.4%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	3,600,000
CMS Energy Corp.,
8.750%, 06/15/2019(3)	5,185,000	6,247,028
Dominion Resources, Inc.,
5.750%, 10/01/2054(3)	4,000,000	3,800,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)(3)	3,000,000	3,424,764
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)(3)	2,000,000	2,240,348
NRG Energy, Inc.,
6.250%, 07/15/2022	5,000,000	4,225,000
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,200,000
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,156,632
Wisconsin Energy Corp.,
6.250%, 05/15/2067(3)	3,450,000	2,553,000
		29,446,772
Total Corporate Bonds
(Cost $106,658,648)		95,565,531

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

TPZ Schedule of Investments (unaudited) (continued)
February 29, 2016

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 40.3%(1)
Crude Oil Pipelines — 14.5%(1)
United States — 14.5%(1)
Enbridge Energy Management, L.L.C.(3)(4)	428,674	$7,154,561
Genesis Energy, L.P.	11,800	302,198
NuStar Energy L.P.	6,432	225,313
Plains All American Pipeline, L.P.	152,928	3,275,718
Shell Midstream Partners, L.P.	31,927	1,135,005
Sunoco Logistics Partners L.P.(3)	159,265	3,924,290
Tesoro Logistics LP	34,009	1,418,856
		17,435,941
Natural Gas/Natural Gas Liquids Pipelines — 13.5%(1)
United States — 13.5%(1)
Energy Transfer Equity, L.P.	66,768	467,376
Energy Transfer Partners, L.P.(3)	221,568	5,909,219
Enterprise Products Partners L.P.	164,409	3,842,238
EQT Midstream Partners, LP	18,681	1,338,120
ONEOK Partners, L.P.	129,203	3,797,276
Spectra Energy Partners, LP	19,446	900,544
		16,254,773
Natural Gas Gathering/Processing — 5.2%(1)
United States — 5.2%(1)
Antero Midstream Partners LP	33,879	752,791
DCP Midstream Partners, LP	52,040	1,010,096
EnLink Midstream Partners, LP	22,400	205,632
MPLX LP	121,507	3,151,892
Rice Midstream Partners LP	28,091	372,206
Western Gas Partners, LP	18,799	737,109
		6,229,726
Refined Product Pipelines — 7.1%(1)
United States — 7.1%(1)
Buckeye Partners, L.P.(3)	43,204	2,780,609
Holly Energy Partners, L.P.	15,226	447,340
Magellan Midstream Partners, L.P.	52,999	3,581,672
Phillips 66 Partners LP	15,500	934,185
Valero Energy Partners LP	19,193	894,010
		8,637,816
Total Master Limited Partnerships
and Related Companies (Cost $38,749,958)		48,558,256

Common Stock — 18.4%(1)
Crude Oil Pipelines — 3.4%(1)
United States — 3.4%(1)
Plains GP Holdings, L.P.(3)	539,621	4,101,120
Natural Gas/Natural Gas Liquids Pipelines — 8.8%(1)
United States — 8.8%(1)
ONEOK, Inc.(5)	225,406	5,409,744
Spectra Energy Corp	176,416	5,151,347
		10,561,091
Natural Gas Gathering/Processing — 5.4%(1)
United States — 5.4%(1)
EnLink Midstream LLC	47,828	400,320
Targa Resources Corp.	131,683	3,539,639
The Williams Companies, Inc.	162,625	2,600,374
		6,540,333
Refined Product Pipelines — 0.8%(1)
United States — 0.8%(1)
VTTI Energy Partners LP(3)	50,626	923,418
Total Common Stock
(Cost $27,720,698)		22,125,962

Preferred Stock — 2.2%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.6%(1)
United States — 1.6%(1)
Kinder Morgan, Inc.	44,949	1,964,721
Oil and Gas Exploration and Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation, 7.500%
06/07/2018	24,400	730,292
Total Preferred Stock
(Cost $2,685,982)		2,695,013

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.35%(6) (Cost $116,263)	116,263	116,263
Total Investments — 140.3%(1)
(Cost $175,931,549)		169,061,025
Interest Rate Swap Contracts — (0.4)%(1)
$23,500,000 notional — unrealized depreciation(7)		(512,008)
Credit Facility Borrowings — (41.2)%(1)		(49,600,000)
Other Assets and Liabilities — 1.3%(1)		1,569,840
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$120,518,857

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements and have a total fair value of $35,832,868, which represents 29.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $512,008.
(6)	Rate indicated is the current yield as of February 29, 2016.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Statements of Assets & Liabilities (unaudited)
February 29, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$2,203,048,453	$1,235,318,954
Receivable for Adviser fee waiver	13,784	—
Receivable for investments sold	3,675,547	15,442,436
Dividends, distributions and interest receivable from investments	3,560,972	1,572,824
Prepaid expenses and other assets	3,364,257	1,746,595
Total assets	2,213,663,013	1,254,080,809
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	3,376,214	1,860,468
Accrued directors’ fees and expenses	62,445	45,363
Payable for investments purchased	6,135,650	16,210,553
Distribution payable to common stockholders	1,673,462	—
Accrued expenses and other liabilities	6,021,817	3,648,785
Unrealized depreciation of interest rate swap contracts	823,153	—
Current tax liability	9,045,343	—
Deferred tax liability	319,928,229	43,661,119
Credit facility borrowings	69,700,000	37,600,000
Senior notes	455,000,000	284,000,000
Mandatory redeemable preferred stock	165,000,000	110,000,000
Total liabilities	1,036,766,313	497,026,288
Net assets applicable to common stockholders	$1,176,896,700	$757,054,521
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$48,370	$47,000
Additional paid-in capital	1,047,986,034	698,322,535
Undistributed (accumulated) net investment income (loss), net of income taxes	(178,139,445)	(100,426,587)
Undistributed (accumulated) net realized gain (loss), net of income taxes	790,387,571	211,158,802
Net unrealized depreciation, net of income taxes	(483,385,830)	(52,047,229)
Net assets applicable to common stockholders	$1,176,896,700	$757,054,521
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	48,370,144	47,000,211
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$24.33	$16.11

(1) Investments at cost	$2,099,994,425	$1,319,690,004
(2) Call options written, premiums received	$—	$—

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$210,587,185	$228,348,549	$169,061,025
16,775	36,903	—
2,567,283	—	102,255
608,782	274,406	2,119,347
219,139	2,983	1,318
213,999,164	228,662,841	171,283,945

395,677	1,548,698	—
369,048	405,929	262,499
21,547	21,877	17,525
2,678,220	—	231,484
—	—	—
574,606	151,380	141,572
—	—	512,008
—	—	—
—	—	—
15,000,000	61,800,000	49,600,000
34,000,000	—	—
16,000,000	—	—
69,039,098	63,927,884	50,765,088
$144,960,066	$164,734,957	$120,518,857

$10,016	$14,516	$6,951
235,008,710	313,320,151	129,482,470
2,878,356	—	3,586,399
(17,919,793)	(30,765,707)	(5,174,491)
(75,017,223)	(117,834,003)	(7,382,472)
$144,960,066	$164,734,957	$120,518,857

100,000,000	100,000,000	100,000,000
10,016,413	14,516,071	6,951,333

$14.47	$11.35	$17.34

$285,648,433	$346,665,458	$175,931,549
$435,644	$2,031,596	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Operations (unaudited)
Period from December 1, 2015 through February 29, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$46,829,548	$27,071,730
Dividends and distributions from common stock	—	—
Distributions and interest from preferred stock	368,250	187,031
Less return of capital on distributions	(40,385,955)	(25,911,166)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	6,811,843	1,347,595
Interest from corporate bonds	—	—
Dividends from money market mutual funds	1,986	434
Total Investment Income	6,813,829	1,348,029
Operating Expenses
Advisory fees	5,334,846	2,924,427
Administrator fees	121,330	104,554
Professional fees	82,597	55,777
Directors’ fees	62,905	45,873
Stockholder communication expenses	61,341	41,821
Custodian fees and expenses	23,661	13,494
Fund accounting fees	21,456	18,463
Registration fees	19,354	11,246
Stock transfer agent fees	17,023	3,182
Franchise fees	7,604	1,902
Other operating expenses	48,741	26,531
Total Operating Expenses	5,800,858	3,247,270
Leverage Expenses
Interest expense	4,469,946	2,819,403
Distributions to mandatory redeemable preferred stockholders	2,934,386	1,174,085
Amortization of debt issuance costs	2,515,410	120,292
Premium on redemption of senior notes	900,000	450,000
Premium on redemption of mandatory redeemable preferred stock	800,000	—
Other leverage expenses	73,470	24,802
Total Leverage Expenses	11,693,212	4,588,582
Total Expenses	17,494,070	7,835,852
Less fees waived by Adviser	(14,324)	(55,998)
Net Expenses	17,479,746	7,779,854
Net Investment Income (Loss), before Income Taxes	(10,665,917)	(6,431,825)
Deferred tax benefit	1,717,113	1,912,583
Net Investment Income (Loss)	(8,948,804)	(4,519,242)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	66,266,450	(21,787,636)
Net realized gain on options	—	—
Net realized loss on interest rate swap settlements	(85,555)	—
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	66,180,895	(21,787,636)
Current tax expense	(8,594,416)	—
Deferred tax benefit (expense)	(15,918,988)	8,009,135
Income tax benefit (expense)	(24,513,404)	8,009,135
Net realized gain (loss)	41,667,491	(13,778,501)
Net unrealized depreciation of investments	(379,631,171)	(128,325,187)
Net unrealized appreciation (depreciation) of options	—	—
Net unrealized depreciation of interest rate swap contracts	(259,585)	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized depreciation, before income taxes	(379,890,756)	(128,325,187)
Deferred tax benefit	140,711,536	47,172,339
Net unrealized depreciation	(239,179,220)	(81,152,848)
Net Realized and Unrealized Loss	(197,511,729)	(94,931,349)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(206,460,533)	$(99,450,591)

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$1,141,605	$1,015,143	$952,247
2,416,518	672,017	539,833
37,031	34,594	75,222
(1,490,486)	(1,038,786)	(955,752)
(66,026)	(27,863)	—
2,038,642	655,105	611,550
—	—	1,643,369
335	192	190
2,038,977	655,297	2,255,109

591,519	644,184	409,261
21,510	23,425	17,232
38,397	38,232	39,588
20,208	21,184	16,907
20,394	15,825	24,879
4,544	4,435	2,310
9,693	10,602	7,027
6,046	6,187	6,081
3,338	3,189	3,376
—	—	—
11,457	11,145	7,075
727,106	778,408	533,736

388,263	180,858	150,847
171,600	—	—
51,016	—	—
100,000	—	—
—	—	—
3,978	—	—
714,857	180,858	150,847
1,441,963	959,266	684,583
(36,999)	(58,562)	—
1,404,964	900,704	684,583
634,013	(245,407)	1,570,526
—	—	—
634,013	(245,407)	1,570,526

(16,937,197)	(7,893,067)	(4,796,942)
1,243,798	5,159,418	—
—	—	(89,366)

(4,154)	(5,779)	—
(15,697,553)	(2,739,428)	(4,886,308)
—	—	—
—	—	—
—	—	—
(15,697,553)	(2,739,428)	(4,886,308)
(33,276,132)	(51,356,876)	(20,706,370)
(66,212)	16,326	—
—	—	(154,244)
4,844	1,564	—
(33,337,500)	(51,338,986)	(20,860,614)
—	—	—
(33,337,500)	(51,338,986)	(20,860,614)
(49,035,053)	(54,078,414)	(25,746,922)

$(48,401,040)	$(54,323,821)	$(24,176,396)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2015	Year Ended	December 1, 2015	Year Ended
	through	November 30,	through	November 30,
	February 29, 2016	2015	February 29, 2016	2015
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(8,948,804)	$(29,663,135)	$(4,519,242)	$(14,930,010)
Net realized gain (loss)	41,667,491	239,505,914	(13,778,501)	74,333,232
Net unrealized depreciation	(239,179,220)	(1,048,807,031)	(81,152,848)	(505,485,793)
Net decrease in net assets applicable to common
stockholders resulting from operations	(206,460,533)	(838,964,252)	(99,450,591)	(446,082,571)
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(31,682,444)	(124,362,971)	(19,857,589)	(79,430,357)
Total distributions to common stockholders	(31,682,444)	(124,362,971)	(19,857,589)	(79,430,357)
Capital Stock Transactions
Proceeds from offerings of common shares	9,440,748	—	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(134,138)	(7,291)	(46,340)	(4,308)
Net increase (decrease) in net assets
applicable to common stockholders from
capital stock transactions	9,306,610	(7,291)	(46,340)	(4,308)
Total decrease in net assets applicable
to common stockholders	(228,836,367)	(963,334,514)	(119,354,520)	(525,517,236)
Net Assets
Beginning of period	1,405,733,067	2,369,067,581	876,409,041	1,401,926,277
End of period	$1,176,896,700	$1,405,733,067	$757,054,521	$876,409,041
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(178,139,445)	$(169,190,641)	$(100,426,587)	$(95,907,345)
Transactions in common shares
Shares outstanding at beginning of period	48,016,591	48,016,591	47,000,211	47,000,211
Shares sold through at the market offerings	353,553	—	—	—
Shares outstanding at end of period	48,370,144	48,016,591	47,000,211	47,000,211

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2015	Year Ended	December 1, 2015	Year Ended	December 1, 2015	Year Ended
through	November 30,	through	November 30,	through	November 30,
February 29, 2016	2015	February 29, 2016	2015	February 29, 2016	2015
(unaudited)		(unaudited)		(unaudited)

$634,013	$2,163,077	$(245,407)	$(1,385,242)	$1,570,526	$6,122,553
(15,697,553)	15,446,400	(2,739,428)	(23,896,492)	(4,886,308)	5,399,578
(33,337,500)	(151,609,618)	(51,338,986)	(54,363,201)	(20,860,614)	(60,109,113)

(48,401,040)	(134,000,141)	(54,323,821)	(79,644,935)	(24,176,396)	(48,586,982)

(4,081,688)	(3,400,129)	(2,064,573)	(7,821)	(2,867,425)	(6,309,193)
—	(16,131,876)	—	—	—	(13,588,998)
—	—	(4,286,208)	(25,395,303)	—	—
(4,081,688)	(19,532,005)	(6,350,781)	(25,403,124)	(2,867,425)	(19,898,191)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

(52,482,728)	(153,532,146)	(60,674,602)	(105,048,059)	(27,043,821)	(68,485,173)

197,442,794	350,974,940	225,409,559	330,457,618	147,562,678	216,047,851
$144,960,066	$197,442,794	$164,734,957	$225,409,559	$120,518,857	$147,562,678

$2,878,356	$6,326,031	$—	$2,309,980	$3,586,399	$4,883,298

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—
10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Cash Flows (unaudited)
Period from December 1, 2015 through February 29, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$44,007,076	$25,873,412
Purchases of long-term investments	(201,224,732)	(143,834,904)
Proceeds from sales of long-term investments	434,477,860	215,719,298
Sales (purchases) of short-term investments, net	(14,027)	(40,668)
Call options written, net	—	—
Payments on interest rate swap contracts, net	(85,555)	—
Interest received on securities sold, net	—	—
Interest expense paid	(5,390,892)	(2,691,703)
Distributions to mandatory redeemable preferred stockholders	(5,120,655)	(934,250)
Income taxes paid	(21,014,729)	(199,005)
Premium on redemption of senior notes	(900,000)	(450,000)
Premium on redemption of mandatory redeemable preferred stock	(800,000)	—
Operating expenses paid	(6,936,424)	(3,619,962)
Net cash provided by operating activities	236,997,922	89,822,218
Cash Flows From Financing Activities
Advances from revolving credit facilities	194,400,000	72,700,000
Repayments on revolving credit facilities	(190,700,000)	(97,900,000)
Issuance of mandatory redeemable preferred stock	—	45,000,000
Maturity and redemption of mandatory redeemable preferred stock	(130,000,000)	(25,000,000)
Issuance of senior notes	—	30,000,000
Maturity and redemption of senior notes	(90,000,000)	(94,000,000)
Debt issuance costs	(3,096)	(725,847)
Issuance of common stock	9,440,748	—
Common stock issuance costs	(126,592)	(38,782)
Distributions paid to common stockholders	(30,008,982)	(19,857,589)
Net cash used in financing activities	(236,997,922)	(89,822,218)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$3,482,727	$1,716,191	$3,221,073
(34,392,270)	(3,164,475)	(19,223,665)
57,211,084	3,532,490	19,888,646
142,889	(38,183)	13,302
1,151,555	5,290,423	—
—	—	(89,366)
—	—	75,425
(517,963)	(179,629)	(149,811)
(171,600)	—	—
—	—	—
(100,000)	—
—	—	—
(824,734)	(806,036)	(568,179)
25,981,688	6,350,781	3,167,425

24,300,000	6,900,000	9,100,000
(26,200,000)	(6,900,000)	(9,400,000)
—	—	—
—	—	—
—	—	—
(20,000,000)	—	—
—	—	—
—	—	—
—	—	—
(4,081,688)	(6,350,781)	(2,867,425)
(25,981,688)	(6,350,781)	(3,167,425)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2015 through February 29, 2016

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(206,460,533)	$(99,450,591)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(207,360,382)	(160,045,457)
Proceeds from sales of long-term investments	437,976,974	231,068,032
Sales (purchases) of short-term investments, net	(14,027)	(40,668)
Call options written, net	—	—
Return of capital on distributions received	40,385,955	25,911,166
Deferred tax benefit	(126,509,661)	(57,094,057)
Net unrealized depreciation	379,890,756	128,325,187
Amortization of market premium, net	—	—
Net realized (gain) loss	(66,266,450)	21,787,636
Amortization of debt issuance costs	2,515,410	120,292
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(3,192,708)	(1,385,783)
(Increase) decrease in receivable for investments sold	(3,499,114)	(15,348,734)
Decrease in prepaid expenses and other assets	110,140	24,179
Increase in payable for investments purchased	6,135,650	16,210,553
Decrease in payable to Adviser, net of fees waived	(1,286,646)	(512,434)
Decrease in current tax liability	(12,420,313)	(199,005)
Increase (decrease) in accrued expenses and other liabilities	(3,007,129)	451,902
Total adjustments	443,458,455	189,272,809
Net cash provided by operating activities	$236,997,922	$89,822,218

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(48,401,040)	$(54,323,821)	$(24,176,396)

(37,070,490)	(3,164,475)	(19,455,149)
59,778,367	3,522,374	19,990,901
142,889	(38,183)	13,302
1,151,555	5,290,423	—
1,490,486	1,038,786	955,752
—	—	—
33,337,500	51,338,986	20,860,614
—	—	106,695
15,697,553	2,739,428	4,796,942
51,016	—	—

(46,736)	22,108	(21,058)
(2,567,283)	10,116	(102,255)
13,506	9,702	6,991
2,678,220	—	231,484
(169,347)	(128,160)	(66,048)
—	—	—
(104,508)	33,497	25,650
74,382,728	60,674,602	27,343,821
$25,981,688	$6,350,781	$3,167,425

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

TYG Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$29.28	$49.34	$43.36	$36.06	$33.37	$32.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.18)	(0.62)	(0.66)	(0.73)	(0.64)	(0.77)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	(4.12)	(16.85)	9.01	10.27	5.51	3.35
Total income (loss) from investment
operations	(4.30)	(17.47)	8.35	9.54	4.87	2.58
Distributions to Common Stockholders
Return of capital	(0.66)	(2.59)	(2.38)	(2.29)	(2.25)	(2.20)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	0.01	(0.00)	0.01	0.05	0.07	0.08
Net Asset Value, end of period	$24.33	$29.28	$49.34	$43.36	$36.06	$33.37
Per common share market value,
end of period	$24.26	$26.57	$46.10	$49.76	$39.17	$39.35
Total Investment Return Based on
Market Value(4)(5)	(6.39)%	(37.86)%	(2.54)%	33.77%	5.62%	15.25%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,176,897	$1,405,733	$2,369,068	$1,245,761	$1,020,421	$925,419
Average net assets (000’s)	$1,179,868	$1,974,038	$1,837,590	$1,167,339	$989,745	$912,567
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.82%	1.76%	1.65%	1.61%	1.60%	1.57%
Other operating expenses	0.16	0.10	0.13	0.12	0.13	0.16
Total operating expenses,
before fee waiver	1.98	1.86	1.78	1.73	1.73	1.73
Fee waiver(7)	(0.01)	—	(0.00)	(0.00)	(0.01)	(0.01)
Total operating expenses	1.97	1.86	1.78	1.73	1.72	1.72
Leverage expenses	3.99	1.75	1.38	1.59	1.67	1.75
Income tax expense (benefit)(8)	(40.20)	(24.50)	7.81	14.05	8.37	4.63
Total expenses	(34.25)%	(20.89)%	10.97%	17.37%	11.76%	8.10%

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(3.06)%	(1.50)%	(1.33)%	(1.78)%	(1.82)%	(2.32)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(3.05)%	(1.50)%	(1.33)%	(1.78)%	(1.81)%	(2.31)%
Portfolio turnover rate(4)	8.41%	12.94%	15.33%	13.40%	12.86%	17.70%
Credit facility borrowings,
end of period (000’s)	$69,700	$66,000	$162,800	$27,600	$63,400	$47,900
Senior notes, end of period (000’s)	$455,000	$545,000	$544,400	$300,000	$194,975	$194,975
Preferred stock, end of period (000’s)	$165,000	$295,000	$224,000	$80,000	$73,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$9.41	$11.35	$11.34	$10.44	$6.89	$7.03
Per common share amount of net assets,
excluding senior notes, end of period	$33.74	$40.63	$60.68	$53.80	$42.95	$40.40
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,557	$3,784	$4,667	$5,047	$5,232	$5,111
Asset coverage ratio of senior notes and
credit facility borrowings(9)	356%	378%	467%	505%	523%	511%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$27	$26	$35	$41	$41	$39
Asset coverage ratio of preferred stock(10)	271%	255%	354%	406%	408%	393%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the period from December 1, 2015 through February 29, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2014 and 2013.
(8)	For the period from December 1, 2015 through February 29, 2016, TYG accrued $8,594,416 for current income tax expense and $126,509,661 for net deferred income tax benefit. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, TYG accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	39

NTG Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$18.65	$29.83	$28.00	$24.50	$24.54	$24.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.10)	(0.32)	(0.54)	(0.42)	(0.40)	(0.34)
Net realized and unrealized gain (loss)
on investments(2)	(2.02)	(9.17)	4.06	5.59	2.02	1.61
Total income (loss) from investment
operations	(2.12)	(9.49)	3.52	5.17	1.62	1.27
Distributions to Common Stockholders
Return of capital	(0.42)	(1.69)	(1.69)	(1.67)	(1.66)	(1.64)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	(0.00)	—	0.00	0.00	—
Net Asset Value, end of period	$16.11	$18.65	$29.83	$28.00	$24.50	$24.54
Per common share market value,
end of period	$15.64	$16.18	$27.97	$27.22	$24.91	$24.84
Total Investment Return Based on
Market Value(4)(5)	(0.85)%	(37.08)%	9.08%	16.27%	7.14%	9.88%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$757,055	$876,409	$1,401,926	$1,315,866	$1,140,635	$1,127,592
Average net assets (000’s)	$757,446	$1,174,085	$1,404,751	$1,274,638	$1,157,421	$1,140,951
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.55%	1.56%	1.48%	1.38%	1.34%	1.30%
Other operating expenses	0.17	0.12	0.10	0.10	0.10	0.13
Total operating expenses,
before fee waiver	1.72	1.68	1.58	1.48	1.44	1.43
Fee waiver	(0.03)	(0.09)	(0.16)	(0.23)	(0.28)	(0.32)
Total operating expenses	1.69	1.59	1.42	1.25	1.16	1.11
Leverage expenses	2.44	1.42	1.09	1.08	1.20	1.22
Income tax expense (benefit)(7)	(30.32)	(21.92)	7.04	11.09	3.86	3.11
Total expenses	(26.19)%	(18.91)%	9.55%	13.42%	6.22%	5.44%

See accompanying Notes to Financial Statements. 40	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.43)%	(1.36)%	(1.97)%	(1.76)%	(1.88)%	(1.69)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.40)%	(1.27)%	(1.81)%	(1.53)%	(1.60)%	(1.37)%
Portfolio turnover rate(4)	11.95%	17.54%	18.09%	13.42%	15.14%	19.57%
Credit facility borrowings,
end of period (000’s)	$37,600	$62,800	$68,900	$27,200	$23,900	$10,100
Senior notes, end of period (000’s)	$284,000	$348,000	$348,000	$255,000	$255,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.04	$7.40	$7.40	$5.43	$5.48	$5.55
Per common share amount of net assets,
excluding senior notes, end of period	$22.15	$26.05	$37.23	$33.43	$29.98	$30.09
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,696	$3,353	$4,579	$5,982	$5,412	$5,593
Asset coverage ratio of senior notes and
credit facility borrowings(8)	370%	335%	458%	598%	541%	559%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$69	$69	$94	$113	$102	$104
Asset coverage ratio of preferred stock(9)	275%	275%	377%	454%	409%	418%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the period from December 1, 2015 through February 29, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2015 through February 29, 2016, NTG accrued $57,094,057 for deferred income tax benefit. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, NTG accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	41

TTP Financial Highlights

	Period from					Period from
	December 1, 2015					October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.71	$35.04	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.06	0.22	0.08	0.10	0.12	(0.02)
Net realized and unrealized gain (loss)(3)	(4.89)	(13.60)	6.26	6.62	2.33	0.61
Total income (loss) from investment
operations	(4.83)	(13.38)	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.41)	(0.34)	(0.02)	(0.57)	(0.24)	—
Net realized gain	—	(1.61)	(1.61)	(1.03)	(1.07)	—
Return of capital	—	—	—	(0.03)	(0.32)	—
Total distributions to common
stockholders	(0.41)	(1.95)	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	—	(1.17)
Net Asset Value, end of period	$14.47	$19.71	$35.04	$30.33	$25.24	$24.42
Per common share market value,
end of period	$12.56	$17.47	$32.50	$28.11	$24.15	$25.01
Total Investment Return Based on
Market Value(5)(6)	(25.98)%	(41.19)%	21.68%	23.44%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$144,960	$197,443	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$146,835	$292,473	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.62%	1.44%	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.37	0.22	0.18	0.19	0.21	0.56
Total operating expenses,
before fee waiver	1.99	1.66	1.55	1.61	1.65	1.73
Fee waiver	(0.10)	(0.14)	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.89	1.52	1.36	1.35	1.32	1.46
Leverage expenses	1.96	0.93	0.75	0.90	1.03	0.31
Total expenses	3.85%	2.45%	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements. 42	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

	Period from					Period from
	December 1, 2015					October 31, 2011(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(7)	1.64%	0.60%	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to
average net assets after fee waiver(7)	1.74%	0.74%	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	15.64%	18.84%	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings,
end of period (000’s)	$15,000	$16,900	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$34,000	$54,000	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$5.39	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets,
excluding senior notes, end of period	$17.86	$25.10	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$4,285	$4,010	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and
credit facility borrowings(8)	428%	401%	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$81	$82	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	323%	327%	486%	448%	409%	852%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	43

NDP Financial Highlights

	Period from				Period from
	December 1, 2015				July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	through
	February 29,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$15.53	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.02)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(3.72)	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	(3.74)	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.14)	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	—	(1.66)	(1.42)	(0.36)
Return of capital	(0.30)	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(0.44)	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance
of common stock(5)	—	—	—	—	(1.22)
Net Asset Value, end of period	$11.35	$15.53	$22.76	$26.49	$22.73
Per common share market value, end of period	$9.76	$13.18	$21.29	$24.08	$22.33
Total Investment Return Based on Market Value(6)(7)	(22.88)%	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$164,735	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$176,104	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.47%	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.31	0.21	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.78	1.54	1.41	1.41	1.38
Fee waiver	(0.13)	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.65	1.41	1.24	1.24	1.22
Leverage expenses	0.41	0.21	0.14	0.16	0.10
Total expenses	2.06%	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements. 44	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

	Period from				Period from
	December 1, 2015				July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	through
	February 29,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.69)%	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.56)%	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	1.25%	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$61,800	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$3,666	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	367%	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements. Tortoise Capital Advisors	45

TPZ Financial Highlights

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$21.23	$31.08	$28.12	$26.76	$25.37	$24.47
Income (loss) from Investment Operations
Net investment income(2)	0.22	0.88	0.81	0.76	0.72	0.72
Net realized and unrealized gain (loss)(2)	(3.70)	(7.87)	3.65	2.10	2.17	1.68
Total income (loss) from investment
operations	(3.48)	(6.99)	4.46	2.86	2.89	2.40
Distributions to Common Stockholders
Net investment income	(0.41)	(0.91)	(0.90)	(0.50)	(0.88)	(0.79)
Net realized gain	—	(1.95)	(0.60)	(1.00)	(0.62)	(0.57)
Return of capital	—	—	—	—	—	(0.14)
Total distributions to common
stockholders	(0.41)	(2.86)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$17.34	$21.23	$31.08	$28.12	$26.76	$25.37
Per common share market value,
end of period	$15.17	$18.53	$26.90	$24.74	$25.26	$24.18
Total Investment Return Based on
Market Value(3)(4)	(15.97)%	(22.54)%	14.94%	3.80%	10.83%	11.49%
Total Investment Return Based on
Net Asset Value(3)(5)	(16.17)%	(23.19)%	16.84%	11.36%	11.90%	10.24%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$120,519	$147,563	$216,048	$195,484	$186,034	$176,329
Average net assets (000’s)	$123,733	$187,752	$208,698	$193,670	$182,224	$173,458
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.33%	1.20%	1.12%	1.13%	1.13%	1.13%
Other operating expenses	0.41	0.31	0.26	0.26	0.27	0.28
Total operating expenses,
before fee waiver	1.74	1.51	1.38	1.39	1.40	1.41
Fee waiver	—	(0.01)	(0.07)	(0.12)	(0.12)	(0.18)
Total operating expenses	1.74	1.50	1.31	1.27	1.28	1.23
Leverage expenses	0.49	0.26	0.19	0.25	0.44	0.42
Current foreign tax expense(7)	—	—	—	—	—	0.00
Total expenses	2.23%	1.76%	1.50%	1.52%	1.72%	1.65%

See accompanying Notes to Financial Statements. 46	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

	Period from
	December 1, 2015
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	November 30,	November 30,	November 30,	November 30,	November 30,
	2016	2015	2014	2013	2012	2011
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	5.11%	3.25%	2.62%	2.62%	2.64%	2.70%
Ratio of net investment income to average
net assets after fee waiver(6)	5.11%	3.26%	2.69%	2.74%	2.76%	2.88%
Portfolio turnover rate(3)	10.83%	30.99%	18.39%	12.21%	13.67%	8.78%
Credit facility borrowings,
end of period (000’s)	$49,600	$49,900	$42,400	$37,400	$16,400	$13,000
Senior notes, end of period (000’s)	—	—	—	—	$20,000	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	—	$2.88	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$17.34	$21.23	$31.08	$28.12	$29.64	$28.25
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,430	$3,957	$6,095	$6,227	$6,111	$6,343
Asset coverage ratio of senior notes and
credit facility borrowings(8)	343%	396%	610%	623%	611%	634%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	TPZ accrued $0, $0, $0, $0, $0, and $4,530 for the period from December 1, 2015 through February 29, 2016 and the years ended November 30, 2015, 2014, 2013, 2012 and 2011, respectively, for current foreign tax expense. Ratio is less than 0.01% for the year ended November 30, 2011.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

Notes to Financial Statements (unaudited)
February 29, 2016

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

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Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical investments
Level 2 — other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 — significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 29, 2016. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$67,908,120	$—	$—	$67,908,120
Master Limited Partnerships(a)	2,123,245,828	—	—	2,123,245,828
Preferred Stock(a)	11,756,504	—	—	11,756,504
Short-Term Investment(b)	138,001	—	—	138,001
Total Assets	$2,203,048,453	$—	$—	$2,203,048,453
Liabilities
Interest Rate Swap Contracts	$—	$823,153	$—	$823,153

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$42,590,068	$—	$—	$42,590,068
Master Limited Partnerships(a)	1,186,653,261	—	—	1,186,653,261
Preferred Stock(a)	5,971,035	—	—	5,971,035
Short-Term Investment(b)	104,590	—	—	104,590
Total Assets	$1,235,318,954	$—	$—	$1,235,318,954

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$145,854,636	$—	$—	$145,854,636
Master Limited Partnerships and Related Companies(a)	63,391,890	—	—	63,391,890
Preferred Stock(a)	1,182,235	—	—	1,182,235
Short-Term Investment(b)	158,424	—	—	158,424
Total Assets	$210,587,185	$—	$—	$210,587,185
Liabilities
Written Call Options	$388,294	$7,383	$—	$395,677

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$175,012,673	$—	$—	$175,012,673
Master Limited Partnerships and Related Companies(a)	52,135,564	—	—	52,135,564
Preferred Stock(a)	1,104,417	—	—	1,104,417
Short-Term Investment(b)	95,895	—	—	95,895
Total Assets	$228,348,549	$—	$—	$228,348,549
Liabilities
Written Call Options	$1,518,262	$30,436	$—	$1,548,698

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$95,565,531	$—	$95,565,531
Common Stock(a)	22,125,962	—	—	22,125,962
Master Limited Partnerships and Related Companies(a)	48,558,256	—	—	48,558,256
Preferred Stock(a)	2,695,013	—	—	2,695,013
Short-Term Investment(b)	116,263	—	—	116,263
Total Assets	$73,495,494	$95,565,531	$—	$169,061,025
Liabilities
Interest Rate Swap Contracts	$—	$512,008	$—	$512,008

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

None of the Funds held any Level 3 securities during the period ended February 29, 2016. The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended February 29, 2016, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $10,725,914, $5,680,382, $558,987, $527,870, and $367,430, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the period ended February 29, 2016.

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

For the period from December 1, 2015 through February 29, 2016, the Funds estimated the allocation of investment income and return of capital for dividends and distributions received from investments within the Statements of Operations as follows:

	TYG	NTG	TTP	NDP	TPZ
Investment income	14%	5%	58%	39%	39%
Return of capital	86%	95%	42%	61%	61%

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such

50	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Notes to Financial Statements (unaudited) (continued)

expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 29, 2016, the Funds had no uncertain tax positions and no penalties and interest were accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2012 through 2015

NTG — November 30, 2010 through 2015

TTP, NDP and TPZ — November 30, 2012 through 2015

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2015 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	56%	100%	22%	22%	0%	6%
Ordinary dividend income	—	—	—	—	—	—	—	26%
Return of capital	—	—	44%	—	—	—	100%	—
Long-term capital gain	—	—	—	—	78%	78%	—	68%

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2016.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $134,138 related to the issuance of common stock were recorded to additional paid-in capital during the period ended February 29, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the period ended February 29, 2016 for Series LL Notes ($1,238) and Series MM Notes ($1,858) that were issued in April 2015.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $46,340 related to the issuance of common stock were recorded to additional paid-in capital during the period ended February 29, 2016. Capitalized costs (excluding underwriter commissions) were reflected during the period ended February 29, 2016 for Series L Notes ($41,403) and Series M Notes ($20,701) that were issued in December 2015 and for MRP C Shares ($12,594) and MRP D Shares ($100,749) that were issued in December 2015.

There were no offering or debt issuance costs recorded during the period ended February 29, 2016 for TTP, NDP or TPZ.

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy which normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

K. Recent Accounting Pronouncements
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively.

In May 2015, the FASB issued ASU 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively. Management is currently evaluating the impact of these pronouncements on the financial statements.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of February 29, 2016 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%, less a fee waiver of 0.05% during calendar year 2015.

TTP — 1.10%, less a fee waiver of 0.10% during calendar year 2015, and 0.05% during calendar year 2016.

NDP — 1.10%, less a fee waiver of 0.10% during calendar years 2015 and 2016.

TPZ — 0.95%.

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Notes to Financial Statements (unaudited) (continued)

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of February 29, 2016 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$1,384,025	$62,802,454
Net unrealized losses on investment securities	—	31,014,798
Capital loss carryforwards	—	20,144,297
AMT credit	—	779,797
	1,384,025	114,741,346
Deferred tax liabilities:
Basis reduction of investment in MLPs	283,437,101	158,402,465
Net unrealized gains on investment securities	37,875,153	—
	321,312,254	158,402,465
Total net deferred tax liability	$319,928,229	$43,661,119

At February 29, 2016, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax benefit for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended February 29, 2016, as follows:

	TYG	NTG
Application of statutory income tax rate	$(113,531,522)	$(54,790,627)
State income taxes, net of federal tax effect	(6,617,266)	(2,755,185)
Permanent differences	2,233,543	451,755
Total income tax benefit	$(117,915,245)	$(57,094,057)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period ended February 29, 2016, the components of income tax expense (benefit) for TYG and NTG include the following:

	TYG	NTG
Current tax expense
Federal	$7,866,197	$—
State	728,219	—
Total current tax expense	8,594,416	—
Deferred tax benefit
Federal	(119,542,067)	(54,360,501)
State (net of federal tax effect)	(6,967,594)	(2,733,556)
Total deferred tax benefit	(126,509,661)	(57,094,057)
Total income tax benefit	$(117,915,245)	$(57,094,057)

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

TYG acquired all of the net assets of TYY and TYN on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2015, TYG and NTG had net operating losses for federal income tax purposes of approximately $5,222,000 (from TYN) and $154,134,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2032 through 2034 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2015, NTG had a capital loss carryforward of approximately $4,100,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire in the year ending November 30, 2020. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The amount of deferred tax asset for net operating losses and capital loss carryforwards at February 29, 2016 includes amounts for the period from December 1, 2015 through February 29, 2016. As of November 30, 2015, NTG had $779,797 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$(36,353,798)		$(63,195,576)		$18,042,410
Undistributed long-term capital gain	575,313		—		51,694
Capital loss carryforwards	—		(24,293,488)		—
Qualified late year ordinary losses	—		(1,276,184)	(1)	—
Other temporary differences	(1,797,447)	(2)	(3,446,068)	(2)	(20,847)
Accumulated earnings (deficit)	$(37,575,932)		$(92,211,316)		$18,073,257

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2015, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2015, NDP had a short-term capital loss carryforward of approximately $9,400,000 and a long-term capital loss carryforward of approximately $14,900,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

As of February 29, 2016, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,334,775,472	$888,780,146	$273,716,588	$338,778,261	$173,896,067
Gross unrealized appreciation of investments	$986,791,696	$423,228,243	$10,393,873	$7,652,974	$21,883,562
Gross unrealized depreciation of investments	(118,518,715)	(76,689,435)	(73,523,276)	(118,082,686)	(26,718,604)
Net unrealized appreciation (depreciation) of
investments	$868,272,981	$346,538,808	$(63,129,403)	$(110,429,712)	$(4,835,042)

6. Restricted Securities

Certain of TPZ’s investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 29, 2016.

54	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Notes to Financial Statements (unaudited) (continued)

TPZ:

					Fair Value
					as Percent
Investment Security	Principal Amount	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020*	$2,000,000	05/19/15	$1,996,400	$1,872,598	1.5%
DCP Midstream LLC,
9.750%, 03/15/2019*	$3,000,000	08/07/09-08/16/12	3,674,870	2,791,497	2.3
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	$3,000,000	11/30/11	3,180,330	3,424,764	2.8
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	$2,000,000	11/18/11-12/05/11	2,074,420	2,240,348	1.9
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	$1,500,000	07/08/10-01/04/11	1,551,220	1,556,542	1.3
Gibson Energy Inc.,
6.750%, 07/15/2021*	$4,500,000	06/26/13-07/01/13	4,459,760	3,825,000	3.2
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	$6,000,000	09/09/09-03/02/10	6,055,570	4,245,000	3.5
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	$4,000,000	08/03/15	4,130,000	3,740,000	3.1
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	$1,500,000	09/17/12	1,616,250	1,606,301	1.3
Source Gas, LLC,
5.900%, 04/01/2017*	$5,770,000	04/21/10	5,544,521	5,975,804	5.0
Southern Star Central Corp.,
5.125%, 07/15/2022*	$3,000,000	06/17/14	3,041,250	2,550,000	2.1
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016*	$2,000,000	08/24/09	1,970,000	2,005,014	1.7
			$39,294,591	$35,832,868	29.7%

*Security is eligible for resale under Rule 144A under the 1933 Act.

There were no restricted securities held by TYG, NTG, TTP or NDP at February 29, 2016.

7. Investment Transactions

For the period ended February 29, 2016, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$207,360,382	$160,045,457	$37,070,490	$3,164,475	$19,455,149
Sales	$419,924,155	$220,468,531	$59,237,107	$3,522,374	$19,639,361

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 29, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of February 29, 2016 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

TYG:

					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series W	June 15, 2016	3.88%		Quarterly	$12,500,000	$12,678,343
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	31,269,653
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,281,622
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,259,959
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,483,149
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,272,128
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,360,306
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,785,090
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,576,210
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,713,750
Series LL	June 14, 2020	1.70	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	16,048,374
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,787,900
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,519,772
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	14,319,135
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,290,601
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,705,329
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,745,903
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,427,600
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,968,060
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,695,647
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	27,259,746
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,686,403
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,431,823
Series MM	June 14, 2025	1.75	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	30,596,579
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,459,122
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	30,856,995
					$455,000,000	$475,479,199

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from December 14, 2015 through March 14, 2016. The weighted-average interest rate for the period from December 1, 2015 through February 29, 2016 was 1.68%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from December 14, 2015 through March 14, 2016. The weighted-average interest rate for the period from December 1, 2015 through February 29, 2016 was 1.73%.

During the period ended February 29, 2016, TYG redeemed Notes with an aggregate principal amount of $90,000,000. TYG’s Series Q Notes ($10,000,000), Series EE Notes ($5,000,000), and Series U Notes ($35,000,000), each with a floating interest rate based on 3-month LIBOR plus 1.35%, were redeemed in full on December 18, 2015. TYG’s Series GG Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.35% and TYG’s Series HH Notes ($20,000,000) with a floating interest rate based on 3-month LIBOR plus 1.30% were redeemed in full on January 15, 2016. TYG paid a total premium of $900,000 upon redemption of the Notes.

NTG:

					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2017	3.73%		Quarterly	$57,000,000	$59,035,310
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,222,390
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,483,149
Series K	September 9, 2019	1.78	%(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	121,734,798
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	32,006,076
Series L	April 17, 2021	2.07	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,326,384
					$284,000,000	$298,808,107

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from December 9, 2015 through March 9, 2016. The weighted-average rate for the period from December 1, 2015 through February 29, 2016 was 1.76%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from January 19, 2016 through April 18, 2016. The weighted-average rate for the period from December 9, 2015 (date of issuance) through February 29, 2016 was 1.99%.

56	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Notes to Financial Statements (unaudited) (continued)

During the period ended February 29, 2016, NTG issued Notes with an aggregate principal amount of $30,000,000. Series L Notes ($20,000,000) and Series M Notes ($10,000,000) were each issued on December 9, 2015. NTG’s Series B Notes, with a notional amount of $24,000,000 and a fixed interest rate of 3.14%, were paid in full upon maturity on December 8, 2015. NTG’s Series E Notes, with a notional amount of $25,000,000 and a floating interest rate based on a 3-month LIBOR plus 1.70%, were paid in full upon maturity on December 9, 2015. On December 18, 2015, NTG partially redeemed its Series H Notes with a floating interest rate based on 3-month LIBOR plus 1.35% in the amount of $25,000,000. On January 15, 2016, NTG redeemed the remaining portion of its Series H Notes in the amount of $20,000,000. NTG paid a total premium of $450,000 upon redemption of the Notes.

TTP:

					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,241,927
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,159,330
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	17,316,191
Series G	December 12, 2022	1.55	%(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$35,717,448

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from December 14, 2015 through March 14, 2016. The weighted-average interest rate for the period from December 1, 2015 through February 29, 2016 was 1.53%.

TTP’s Series A Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.75%, were paid in full upon maturity on December 18, 2015. TTP’s Series E Notes, with a notional amount of $10,000,000 and a floating interest rate based on 3-month LIBOR plus 1.00%, were redeemed in full on January 15, 2016. TTP paid a total premium of $100,000 upon redemption of the Notes.

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at February 29, 2016. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 29, 2016, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of February 29, 2016 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at February 29, 2016. On December 8, 2015, TYG deposited with its paying agent funds to provide for the redemption of 5,000,000 shares ($50,000,000 aggregate liquidation preference) of MRP C Stock. On February 11, 2016, TYG deposited with its paying agent funds to provide for the redemption of 8,000,000 shares ($80,000,000 aggregate liquidation preference) of MRP B Stock. TYG paid a total premium of $800,000 upon redemption of the MRP B Stock. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
MRP D	December 17, 2021	4.01%	8,500,000	$85,000,000	$88,329,446
MRP E	December 17, 2024	4.34%	8,000,000	80,000,000	84,645,658
			16,500,000	$165,000,000	$172,975,104

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at February 29, 2016. On December 8, 2015, NTG issued $5,000,000 of MRP C Stock with a fixed distribution rate of 3.73% maturing December 8, 2020 and $40,000,000 of MRP D Stock with a fixed distribution rate of 4.19% maturing on December 8, 2022. The MRP A Stock with an aggregate liquidation preference of $25,000,000 and a fixed distribution rate of 3.69% was paid in full upon maturity on December 15, 2015. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$67,334,313
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,148,144
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	41,740,629
			4,400,000	$110,000,000	$114,223,086

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at February 29, 2016. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,731,417

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2015 through February 29, 2016, as well as the principal balance and interest rate in effect at February 29, 2016 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,		BNP Paribas Prime	BNP Paribas Prime
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Brokerage, Inc.	Brokerage, Inc.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	Revolving margin	Revolving margin
Type of facility	facility	facility	facility	facility	loan	loan
Borrowing capacity	$157,500,000	$100,000,000	$117,000,000	$35,000,000	$85,000,000	$65,000,000
				364-day rolling	270-day rolling	270-day rolling
Maturity date	June 13, 2017	June 23, 2016	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%*	0.15%	0.15%	N/A	N/A
For the period ended February 29, 2016:
Average principal balance	$10,400,000	$47,100,000	$36,400,000	$12,400,000**	$59,400,000	$49,500,000
Average interest rate	1.59%	1.60%	1.60%	1.83%**	1.20%	1.20%
As of February 29, 2016:
Principal balance outstanding	—	$69,700,000	$37,600,000	$15,000,000**	$61,800,000	$49,600,000
Interest rate	1.64%	1.64%	1.64%	1.78%**	1.24%	1.24%

*	Non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000.
**	TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the period from December 1, 2015 through February 29, 2016 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

58	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Notes to Financial Statements (unaudited) (continued)

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 29, 2016, each Fund was in compliance with credit facility terms.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Details of the interest rate swap contracts outstanding for TYG as of February 29, 2016, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(18,419)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(126,041)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(678,693)
		$20,000,000			$(823,153)

Details of the interest rate swap contracts outstanding for TPZ as of February 29, 2016, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Depreciation
Wells Fargo Bank, N.A.	01/05/2017	$2,500,000	1.34%	3-month U.S. Dollar LIBOR	$(15,828)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(102,222)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(164,128)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	(78,182)
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(151,648)
		$23,500,000			$(512,008)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period ended February 29, 2016 was approximately $20,000,000 and $24,500,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at February 29, 2016:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$823,153	$—	$823,153	$—	$—	$823,153
TPZ: Interest Rate Swap Contracts	$512,008	$—	$512,008	$—	$—	$512,008

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

Written Call Options
Transactions in written option contracts for TTP and NDP for the period ended February 29, 2016, are as follows:

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2015	7,061	$527,888	41,185	$1,900,591
Options written	19,599	1,386,191	115,642	5,896,537
Options closed*	(19,825)	(1,464,060)	(106,226)	(4,932,247)
Options exercised	(28)	(3,506)	(53)	(3,180)
Options expired	(279)	(10,869)	(13,596)	(830,105)
Options outstanding at February 29, 2016	6,528	$435,644	36,952	$2,031,596

*	The aggregate cost of closing written option contracts was $231,131 for TTP and $602,934 for NDP, resulting in net realized gains of $1,232,929 and $4,329,313 for TTP and NDP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at February 29, 2016:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$823,153
TTP: Written equity call options	Options written, at fair value	$395,677
NDP: Written equity call options	Options written, at fair value	$1,548,698
TPZ: Interest rate swap contracts	Interest rate swap contracts	$512,008

The following table presents the effect of derivatives on the Statements of Operations for the period ended February 29, 2016:

			Net Unrealized Appreciation
Derivatives not accounted for as	Location of Gains	Net Realized Gain	(Depreciation) of
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(85,555)	$(259,585)
TTP: Written equity call options	Options	$1,243,798	$(66,212)
NDP: Written equity call options	Options	$5,159,418	$16,326
TPZ: Interest rate swap contracts	Interest rate swaps	$(89,366)	$(154,244)

12. Subsequent Events

TYG:
TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On March 31, 2016, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $102,788.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

60	Tortoise Capital Advisors

2016 1st Quarter Report | February 29, 2016

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2015 through February 29, 2016, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$63,250	$47,000	$23,000	$23,000	$18,750

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2015 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	61

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent	Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300

Leawood, KS 66211

www.tortoiseadvisors.com